UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                          Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2016 through March 31, 2017


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO STOCKHOLDERS.


                        Pioneer High
                        Income Trust

--------------------------------------------------------------------------------
                        Annual Report | March 31, 2017
--------------------------------------------------------------------------------

                        Ticker Symbol:   PHT

                        [LOGO] PIONEER
                               Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

President's Letter                                                             2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          40

Notes to Financial Statements                                                 46

Report of Independent Registered Public Accounting Firm                       63

Approval of New and Interim Management Agreements                             65

Trustees, Officers and Service Providers                                      73

                           Pioneer High Income Trust | Annual Report | 3/31/17 1

President's Letter

After an overall strong year for leading market indices in 2016, U.S. markets continued to generate positive returns over the first calendar quarter of 2017, with so-called "risk" assets, such as equities and credit-sensitive bonds, posting solid gains. In the first quarter, U.S. equities, as measured by the Standard & Poor's 500 Index, returned slightly more than 6%, while high-yield securities dominated bond market performance.

The transfer of power in Washington, D.C. in January had little or no effect on the markets in the first quarter, as the post-election momentum we witnessed late in the fourth quarter of 2016 slowed only when oil prices slumped in March, due to both higher-than-expected inventories and concerns over whether OPEC (Organization of Petroleum Exporting Countries) would continue its supply cuts in June. Not even the Federal Reserve System's (the Fed's) highly anticipated rate hike during the month of March, its second in three months, nor Britain's trigger of Article 50 to begin the "Brexit" process caused any dramatic sell-off of risk assets.

While U.S. gross domestic product (GDP) did slow in the first quarter, the expectation is for GDP to accelerate in the second quarter, with a strong consumer leading the way. Pioneer believes the U.S. economy may lead all developed nations in 2017, with GDP growth in excess of 2% for the year. President Trump has proposed decidedly pro-business policies, such as lower taxes, higher infrastructure spending, and less regulation, though we believe the economy may realize the benefits of those policies, if enacted, more so in 2018 than in 2017. Conversely, the effects of the President's potentially restrictive trade policies could offset some of the benefits of the pro-growth fiscal policies.

Even so, we believe solid domestic employment figures should continue to support consumption and the housing market, and that stronger corporate profits and increased government spending may contribute to economic growth in 2018 and beyond. Increasing global Purchasing Manager Indices (PMIs) suggest that growth in global economies is also improving. (PMIs are used to measure the economic health of the manufacturing sector.)

There are, as always, some risks to our outlook. First, the market already has priced in a good deal of the Trump economic reform platform, and that could lead to near-term disappointment if Congressional follow-through does not happen this year. The future of the Affordable Care Act is another potential concern. The first attempt to repeal/replace it failed, but any new proposed

2 Pioneer High Income Trust | Annual Report | 3/31/17 legislation will undoubtedly have an effect on the health care sector, one of the largest segments of the US economy. Geopolitical risks, of course, remain a potential headwind, given ongoing strife in the Middle East and renewed tensions on the Korean Peninsula.

While our current outlook is generally optimistic, conditions can and often do change, and while passive investment strategies may have a place in one's overall portfolio, it is our view that all investment decisions are active choices.

Throughout Pioneer's history, we have believed in the importance of active management. The active decisions to invest in equities or fixed-income securities are made by a team of experienced investment professionals focusing on identifying value across global markets using proprietary research, careful risk management, and a long-term perspective. We believe our shareowners can benefit from the experience and tenure of our investment teams as well as the insights generated from our extensive research process.

As always, and particularly during times of market uncertainty, we encourage you to work with your financial advisor to develop an overall investment plan that addresses both your short- and long-term goals, and to implement such a plan in a disciplined manner.

We greatly appreciate the trust you have placed in us and look forward to continuing to serve you in the future.

Sincerely,

/s/ Lisa M. Jones

Lisa M. Jones
President and CEO
Pioneer Investment Management USA Inc.
March 31, 2017

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/17 3

Portfolio Management Discussion | 3/31/17

High-yield corporate bonds and other more credit-sensitive debt produced robust gains over the 12-month period ended March 31, 2017. In the following interview, Andrew Feltus discusses the factors that affected the performance of Pioneer High Income Trust during the 12-month period. Mr. Feltus, Director of High Yield and Bank Loans, a senior vice president and a portfolio manager at Pioneer, is responsible for the daily management of the Trust.

Q    How did the Trust perform during the 12-month period ended March 31, 2017?

A Pioneer High Income Trust returned 26.13% at net asset value and 8.23% at market price during the 12-month period ended March 31, 2017. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index (the BofA ML Index), returned 16.88% at net asset value. The BofA ML Index is an unmanaged, commonly accepted measure of the performance of high-yield securities. Unlike the Trust, the BofA ML Index does not use leverage. While the use of leverage increases investment opportunity, it also increases investment risk.

     During the same 12-month period, the average return (at market price) of the 30 closed end funds in Lipper's High Yield Closed End Funds category (which may or may not be leveraged) was 22.65%.

     The shares of the Trust were selling at a 7.76% discount to net asset value at the end of the 12-month period on March 31, 2017. The shares of the Trust were selling at a 7.5% premium to net asset value at the end of the previous 12-month period, on March 31, 2016.

     On March 31, 2017, the standardized 30-day SEC yield of the Trust's shares was 8.69%*.

Q Which of your investment decisions or other factors had the biggest effects on the Trust's benchmark-relative performance during the 12-month period ended March 31, 2017?

A Successful individual security selection was the greatest driver of the Trust's benchmark-relative performance during the 12-month period, as the portfolio's holdings in virtually every sector outperformed. Positive selection results were particularly evident in the energy sector, where the Trust's return exceeded the already strong performance by high-yield energy bonds in the BofA ML Index. However, the Trust also saw very strong performance from security selection across the high-yield market. A position in Talen Energy Supply, a utility company with customers in the Northeast, Mid-Atlantic, and Southwest regions of the U.S., was one of the

* The 30-day SEC yield is a standardized formula that is based on the hypothetical annualized earning power (investment income only) of the Trust's portfolio securities during the period indicated.

4 Pioneer High Income Trust | Annual Report | 3/31/17 strongest contributors to the Trust's relative returns. Other top performers for the Trust during the period included tobacco supplier Alliance One, semiconductor producer Micron Technology, telecommunication service provider Windstream, and investment banker Goldman Sachs.

     The Trust's portfolio did have some disappointments during the period, however, including two energy sector credits: exploration-and-production company Mid-State Petroleum and offshore oil rig operator Ocean Rig. In addition, the Trust underperformed the BofA ML Index in the transportation sector - the only sector where the Trust's returns were lower than the benchmark's during the period. The underperformance within transportation primarily resulted from the poor performance of one selection: Jack Cooper Holdings, a transportation company that ships new vehicles from manufacturing plants to dealerships. The company saw its profit margins shrink during the 12-month period.

     Another positive contributor to the Trust's benchmark-relative performance during the period was the use of leverage, or borrowed funds. The use of leverage increases the Trust's risk and has the effect of amplifying the magnitude of market swings on the portfolio. Just as the use of leverage had exaggerated negative results during the 2015 high-yield market slump, the leverage used by the Trust enhanced the gains realized when high-yield bonds appreciated in value during the 12-month period.

Q How would you describe the investment environment for high-yield debt during the 12-month period ended March 31, 2017?

A It was a very good period for investing in high-yield securities, particularly domestic corporate bonds. The Trust's fiscal year began in April 2016, with lower-rated corporates already in the midst of a well-established rally that had begun in February 2016. Even occurrences that some observers expected to cause some disruption - the "leave" vote in the Brexit referendum in the United Kingdom, Donald Trump's victory in the 2016 U.S. presidential election, and two interest-rate hikes by the U.S. Federal Reserve System (Fed) - resulted in just temporary interruptions in the market rally, if they had any effect at all. Throughout the market surge, energy sector credits led the way, helped by the stabilization of oil and natural gas prices that took hold after commodity prices bottomed in February 2016. A severe decline in energy prices had spurred much of the previous slump in high-yield bond prices over the second half of 2015 and early 2016, and so the energy sector likewise led the high-yield market rebound after February 2016.

                           Pioneer High Income Trust | Annual Report | 3/31/17 5

Q Could you discuss your investment approach in managing the Trust's portfolio during the 12-month period ended March 31, 2017?

A The Trust was overweight to credits with single-B ratings during the period. As the Trust's fiscal year progressed and the rally in high yield continued, however, we gradually became more cautious, opting to focus on providing good current income and protecting gains. We also kept the portfolio's duration short relative to the BofA ML Index, in an effort to reduce potential risk in the event of declining bond prices, due to either interest-rate increases or a slump in the high-yield market. (Duration is a measure of the sensitivity of the price, or the value of principal, of a fixed-income investment to a change in interest rates, expressed as a number of years.)

     At the end of the period on March 31, 2017, the average effective duration of the Trust's portfolio was 3.4 years.

Q Did the yield distributed to the Trust's shareholders change during the 12-month period ended March 31, 2017?

A Yes, we reduced the Trust's monthly dividend distribution twice during the 12 months. Two factors caused the cuts. The first reason was that, in the midst of a high-yield rally, many corporations that originally had issued higher-yielding debt successfully called back their older bonds and refinanced into newer bonds paying less current income. Second, as the Fed hiked the Federal funds rate twice during the 12 months - once in December 2016 and again in March 2017 - the Trust's cost of borrowing money increased. Consequently, the Trust's current income declined over the 12-month period, leaving less money available for dividend distributions. In addition, the Trust has drawn on accumulated net investment income in paying the Trust's distributions in recent periods, but these reserves may be depleted over time.

Q How did the level of leverage in the Trust change during the 12-month period ended March 31, 2017?

A The Trust employs leverage through a credit agreement. (See Note 9 to the Financial Statements).

     At the end of the 12-month period on March 31, 2017, 28.6% of the Trust's total managed assets were financed by leverage (or borrowed funds), compared with 31.5% of the Trust's total managed assets financed by leverage at the start of the period on April 1, 2016. The absolute amount of funds borrowed by the Trust did not change. The reduction in the percentage of leveraged funds was the result of appreciation in the value of the Trust's holdings.

6 Pioneer High Income Trust | Annual Report | 3/31/17

Q Did the Trust use any derivative securities during the 12-month period ended March 31, 2017? If so, did the use of derivatives have a material impact on the Trust's performance?

A Yes, the Trust continued to use two types of derivative securities during the period: credit default swaps, to increase portfolio exposure to the high-yield market; and currency forward transactions, which we used in an attempt to minimize the impact of currency price fluctuations on the portfolio. The employment of both types of derivatives had positive effects on the Trust's performance, but not to any significant extent.

Q    What is your investment outlook?

A We have a favorable outlook for the high-yield bond universe, as the U.S. economy's fundamentals look solid, default rates remain low, and corporate earnings continue to increase, underpinning the credit-worthiness of corporate debt. However, we believe near-term results are likely to be more moderate than the returns of the past 12 months, given the price increases and yield-spread tightening that have occurred. (Yield spreads refer to the differences between yields of higher-rated securities, like Treasuries, and lower-rated securities; tightening spreads generally result in outperformance by lower-rated securities.) Meanwhile, demand for high-yield corporate bonds remains high, and the purpose of most new bond issues in the market is to refinance existing debt at lower interest rates, rather than to finance new deals. Refinancing comes with less risk, as it does not imply an increase in the amount of leverage in the market, and thus reduces the cash needs of a company in the immediate future. However, refinancing typically reduces the coupons paid on the company's debt and puts further downward pressure on yields. Due to this fact, there may in turn be further pressure on the current income generated from a portfolio of high-yield investments.

     We anticipate that the Fed will continue to pursue a moderate course as it tightens monetary policy, with short-term interest rates rising gradually. The market already anticipates gradual hikes in short-term rates, and so we do not expect any disruptive reactions. However, if the Fed were to become more aggressive in its tightening cycle, we might re-assess our expectation for growth in 2018 and 2019.

     At the start of the Trust's new fiscal year, we remain positive about the market because of the underlying strength of the economy and the general financial health of domestic corporations. We believe the principal risks to our outlook may derive from political events, rather than from any economic or business developments.

                           Pioneer High Income Trust | Annual Report | 3/31/17 7

Please refer to the Schedule of Investments on pages 13-39 for a full listing of Trust securities.

All investments are subject to risk, including the possible loss of principal. In the past several years, financial markets have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a price reflective of their value at the times when the Trust believes it is desirable to do so, and the market price of illiquid securities is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust employs leverage through a credit agreement. Leverage creates significant risks, including the risk that the Trust's incremental income or capital appreciation for investments purchased with the proceeds of leverage will not be sufficient to cover the cost of leverage, which may adversely affect the return for shareowners.

8 Pioneer High Income Trust | Annual Report | 3/31/17

The Trust is required to meet certain regulatory and other asset coverage requirements in connection with its use of leverage. In order to maintain required asset coverage levels, the Trust may be required to reduce the amount of leverage employed by the Trust, alter the composition of its investment portfolio or take other actions at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to shareowners over time, which is likely to result in a decrease in the market value of the Trust's shares.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. Past performance is no guarantee of future results.

                           Pioneer High Income Trust | Annual Report | 3/31/17 9

Portfolio Summary | 3/31/17

Portfolio Diversification*
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                    83.9%
Senior Secured Floating Rate Loan Interests                                 4.9%
Treasury Bills                                                              3.0%
Convertible Bonds & Notes                                                   2.0%
Preferred Stocks                                                            1.6%
Convertible Preferred Stocks                                                1.1%
Commercial Mortgage-Backed Securities                                       1.0%
Sovereign Debt Obligations                                                  0.9%
Repurchase Agreement                                                        0.5%
U.S. Government and Agency Obligations                                      0.4%
Certificate of Deposit                                                      0.2%
Common Stocks                                                               0.2%
Collateralized Mortgage Obligation                                          0.1%
Tax Exempt Obligations                                                      0.1%
Asset Backed Securities                                                     0.1%
Municipal Collateralized Debt Obligation                                    0.0%+
Warrant                                                                     0.0%+

* Includes investments in Insurance Linked Securities totaling 3.2% of total investment portfolio.

+    Amount rounds to less than 0.1%.

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)**

 1. Hanover Insurance Corp., 7.625%, 10/15/25                                  1.56%
------------------------------------------------------------------------------------
 2. Provident Funding Associates LP / PFG Finance Corp., 6.75%, 6/15/21 (144A) 1.18
------------------------------------------------------------------------------------
 3. Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)                         1.13
------------------------------------------------------------------------------------
 4. Meritor, Inc., 7.875%, 3/1/26                                              1.10
------------------------------------------------------------------------------------
 5. Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                               1.03
------------------------------------------------------------------------------------
 6. Windstream Corp., 7.5%, 6/1/22                                             0.98
------------------------------------------------------------------------------------
 7. Bank of America Corp., 7.25%                                               0.96
------------------------------------------------------------------------------------
 8. Hercules, Inc., 6.5%, 6/30/29                                              0.92
------------------------------------------------------------------------------------
 9. Rain CII Carbon LLC / CII Carbon Corp., 8.25%, 1/15/21 (144A)              0.90
------------------------------------------------------------------------------------
10. Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23                       0.88
------------------------------------------------------------------------------------

** This list excludes temporary cash investments and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Annual Report | 3/31/17

Prices and Distributions | 3/31/17

Market Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                      3/31/17                  3/31/16
--------------------------------------------------------------------------------
       Market Value                    $9.87                    $10.04
--------------------------------------------------------------------------------
    Premium/(Discount)                (7.8)%                     7.5%
--------------------------------------------------------------------------------

Net Asset Value per Share^
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                       3/31/17                 3/31/16
--------------------------------------------------------------------------------
       Net Asset Value                 $10.70                  $9.34
--------------------------------------------------------------------------------

Distributions per Share:* 4/1/16 - 3/31/17
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                 Net Investment           Short-Term            Long-Term
                     Income              Capital Gains         Capital Gains
--------------------------------------------------------------------------------
                      $0.97                   $--                   $--
--------------------------------------------------------------------------------

Yields
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                        3/31/17                 3/31/16
--------------------------------------------------------------------------------
      30-Day SEC Yield                    8.69%                  14.84%
--------------------------------------------------------------------------------

The data shown above represents past performance, which is no guarantee of future results.

^ Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday. Net asset value and market value are published daily on the Trust's website at us.pioneerinvestments.com.

* The amount of distributions made to shareowners during the period was in excess of the net investment income earned by the Trust during the period. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of this accumulated net investment income was distributed to shareowners during the period. A decrease in distributions may have a negative effect on the market value of the Trust's shares.

                          Pioneer High Income Trust | Annual Report | 3/31/17 11

Performance Update | 3/31/17

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust during the periods shown, compared to that of the Bank of America Merrill Lynch (BofA ML) U.S. High Yield Index.

Average Annual Total Returns
(As of March 31, 2017)
--------------------------------------------------------------------------------
                                 Net                                   BofA ML
                                 Asset                                 U.S. High
                                 Value                Market           Yield
Period                           (NAV)                Price            Index
--------------------------------------------------------------------------------
10 Years                          7.68%               6.07%             7.35%
5 Years                           6.10                0.03              6.85
1 Year                           26.13                8.23             16.88
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                 Pioneer High                  BofA ML U.S.
                                 Income Trust                  High Yield Index
3/07                             $10,000                       $10,000
3/08                             $ 8,463                       $ 9,649
3/09                             $ 6,115                       $ 7,692
3/10                             $13,434                       $12,094
3/11                             $16,138                       $13,809
3/12                             $17,999                       $14,587
3/13                             $20,275                       $16,498
3/14                             $23,567                       $17,740
3/15                             $18,789                       $18,104
3/16                             $16,654                       $17,382
3/17                             $18,024                       $20,315

Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Shares of closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are bought and sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which include preferred shares or borrowings, as applicable, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained through open-market purchases under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares. Had these fees and taxes been reflected, performance would have been lower.

The Bank of America Merrill Lynch U.S. High Yield Index is an unmanaged, commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Annual Report | 3/31/17

Schedule of Investments | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              ASSET BACKED SECURITIES -- 0.1% of
                              Net Assets
                              BANKS -- 0.1%
                              Thrifts & Mortgage Finance -- 0.1%
          300,000             InSite Issuer LLC, Series 2016-1A, Class C, 6.414%,
                              11/15/46 (144A)                                               $       304,628
           55,454(a)          Security National Mortgage Loan Trust, Series 2007-1A,
                              Class 1A3, 6.55%, 4/25/37 (144A)                                       55,265
                                                                                            ---------------
                              Total Banks                                                   $       359,893
-----------------------------------------------------------------------------------------------------------
                              TOTAL ASSET BACKED SECURITIES
                              (Cost $344,287)                                               $       359,893
-----------------------------------------------------------------------------------------------------------
                              COLLATERALIZED MORTGAGE OBLIGATION --
                              0.2% of Net Assets
                              DIVERSIFIED FINANCIALS -- 0.2%
                              Thrifts & Mortgage Finance -- 0.2%
          660,000(a)          GMAT Trust, Series 2013-1A, Class M, 5.0%,
                              11/25/43 (144A)                                               $       623,940
                                                                                            ---------------
                              Total Diversified Financials                                  $       623,940
-----------------------------------------------------------------------------------------------------------
                              TOTAL COLLATERALIZED MORTGAGE OBLIGATION
                              (Cost $636,594)                                               $       623,940
-----------------------------------------------------------------------------------------------------------
                              COMMERCIAL MORTGAGE-BACKED
                              SECURITIES -- 1.4% of Net Assets
                              BANKS -- 0.9%
                              Thrifts & Mortgage Finance -- 0.9%
          850,000(b)          BAMLL Commercial Mortgage Securities Trust, Series
                              2014-INLD, Class F, 3.299%, 12/15/29 (144A)                   $       826,510
        1,000,000(a)          Citigroup Commercial Mortgage Trust, Series 2014-GC23,
                              Class E, 3.208%, 7/10/47 (144A)                                       640,475
          467,898(b)          EQTY Mezzanine Trust, Series 2014-INMZ, Class M,
                              5.597%, 5/8/31 (144A)                                                 458,846
          515,000(b)          GS Mortgage Securities Trust, Series 2014-GSFL, Class D,
                              4.812%, 7/15/31 (144A)                                                517,511
          113,834             Homeowner Assistance Program Reverse Mortgage Loan
                              Trust, Series 2013-RM1, Class A, 4.0%, 5/26/53 (144A)                 113,123
          500,000(a)          JPMBB Commercial Mortgage Securities Trust, Series
                              2014-C25, Class D, 3.948%, 11/15/47 (144A)                            386,860
                                                                                            ---------------
                              Total Banks                                                   $     2,943,325
-----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.5%
                              Thrifts & Mortgage Finance -- 0.5%
          700,000(b)          CFCRE Mortgage Trust, Series 2015-RUM, Class E,
                              5.512%, 7/15/30 (144A)                                        $       684,269

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 13

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- (continued)
          900,000(a)          Commercial Mortgage Trust, Series 2007-C9, Class H,
                              5.808%, 12/10/49 (144A)                                       $       890,119
                                                                                            ---------------
                              Total Diversified Financials                                  $     1,574,388
-----------------------------------------------------------------------------------------------------------
                              TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES
                              (Cost $4,480,703)                                             $     4,517,713
-----------------------------------------------------------------------------------------------------------
                              SENIOR SECURED FLOATING RATE LOAN
                              INTERESTS -- 6.8% of Net Assets* (b)
                              AUTOMOBILES & COMPONENTS -- 0.1%
                              Automobile Manufacturers -- 0.1%
          329,462             Inteva Products LLC, Term B Loan, 9.75%, 9/8/21               $       330,492
                                                                                            ---------------
                              Total Automobiles & Components                                $       330,492
-----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 1.1%
                              Aerospace & Defense -- 1.0%
        2,144,625(c)          ADS Tactical, Inc., Term Loan, 8.498%, 12/31/22               $     2,144,625
        1,000,000             DynCorp International, Inc., Term Loan B2, 9%, 7/7/20               1,003,125
                                                                                            ---------------
                                                                                            $     3,147,750
-----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.1%
          378,100             Blount International, Inc., Initial Term Loan, 7.25%, 4/12/23 $       381,881
                                                                                            ---------------
                              Total Capital Goods                                           $     3,529,631
-----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 0.2%
                              Education Services -- 0.2%
          734,329             Cengage Learning Acquisitions, Inc., 2016 Refinancing
                              Term Loan, 5.25%, 6/7/23                                      $       703,251
                                                                                            ---------------
                              Total Consumer Services                                       $       703,251
-----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 0.5%
                              Other Diversified Financial Services -- 0.5%
        1,365,000             Summit Midstream Partners Holdings LLC, Term Loan
                              Credit Facility, 7.022%, 5/13/22                              $     1,392,300
                                                                                            ---------------
                              Total Diversified Financials                                  $     1,392,300
-----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.9%
                              Oil & Gas Drilling -- 0.7%
        1,345,000             Gavilan Resources LLC, Second Lien Initial Term Loan,
                              7.0%, 3/1/24                                                  $     1,340,360
        1,050,500             Jonah Energy LLC, Second Lien Initial Term Loan,
                              7.5%, 5/12/21                                                         997,975
                                                                                            ---------------
                                                                                            $     2,338,335
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.2%
          500,000             Chesapeake Energy Corp., Term Loan Class A,
                              8.553%, 8/23/21                                               $       533,594
                                                                                            ---------------
                              Total Energy                                                  $     2,871,929
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.8%
                              Health Care Services -- 0.5%
          997,468             HC Group Holdings III, Inc., First Lien Initial Term Loan,
                              6.0%, 4/7/22                                                  $       985,000
          199,497(d)          nThrive, Inc. (fka Precyse Acquisition Corp.), First Lien
                              Initial Term Loan, 10/20/22                                           201,368
          500,000             NVA Holdings, Inc., Second Lien Term Loan,
                              8.147%, 8/14/22                                                       504,791
                                                                                            ---------------
                                                                                            $     1,691,159
-----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.3%
        1,313,405(c)          Medical Card System, Inc., Term Loan, 1.5%, 5/31/19           $       853,713
                                                                                            ---------------
                              Total Health Care Equipment & Services                        $     2,544,872
-----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 0.3%
                              Household Products -- 0.3%
          984,375             Redbox Automated Retail LLC, First Lien Term B Loan,
                              8.5%, 9/27/21                                                 $       985,606
                                                                                            ---------------
                              Total Household & Personal Products                           $       985,606
-----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 0.6%
                              Property & Casualty Insurance -- 0.6%
        1,885,452             Confie Seguros Holding II Co., Second Lien Term Loan,
                              10.25%, 5/8/19                                                $     1,879,168
                                                                                            ---------------
                              Total Insurance                                               $     1,879,168
-----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 0.8%
                              Diversified Metals & Mining -- 0.0%+
           28,182             FMG Resources (August 2006) Pty, Ltd. (FMG America
                              Finance, Inc.), Term Loan, 3.75%, 6/30/19                     $        28,368
          126,586(e)(f)       PT Bakrie & Brothers Tbk, Facility Term Loan B,
                              8.15%, 9/28/17                                                         13,292
                                                                                            ---------------
                                                                                            $        41,660
-----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 0.7%
        2,103,146(d)          Caraustar Industries, Inc., Refinancing Term Loan, 3/14/22    $     2,124,177
-----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.1%
          373,987             Ranpak Corp., Second Lien Initial Term Loan,
                              8.25%, 10/3/22                                                $       360,897
                                                                                            ---------------
                              Total Materials                                               $     2,526,734
-----------------------------------------------------------------------------------------------------------
                              MEDIA -- 1.0%
                              Publishing -- 1.0%
          123,612             Lee Enterprises, Inc., First Lien Term Loan, 7.25%, 3/31/19   $       124,230
        2,803,813             McGraw-Hill Global Education Holdings LLC, First Lien
                              Term B Loan, 5.0%, 5/4/22                                           2,778,696
                                                                                            ---------------
                              Total Media                                                   $     2,902,926
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 15

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.3%
                              Automotive Retail -- 0.3%
          990,319             CWGS Group LLC, Term Loan, 4.523%, 11/8/23                    $       997,747
                                                                                            ---------------
                              Total Retailing                                               $       997,747
-----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 0.2%
                              Application Software -- 0.2%
          500,000             STG-Fairway Acquisitions, Inc., First Lien Term Loan,
                              6.397%, 6/30/22                                               $       488,125
                                                                                            ---------------
                              Total Software & Services                                     $       488,125
-----------------------------------------------------------------------------------------------------------
                              TOTAL SENIOR SECURED FLOATING RATE
                              LOAN INTERESTS
                              (Cost $21,458,475)                                            $    21,152,781
-----------------------------------------------------------------------------------------------------------
                              CORPORATE BONDS & NOTES -- 115.9% of
                              Net Assets
                              AUTOMOBILES & COMPONENTS -- 1.8%
                              Auto Parts & Equipment -- 1.6%
EUR       360,000(g)          IHO Verwaltungs GmbH, 3.25% (4.0% PIK 0.0% cash),
                              9/15/23 (144A)                                                $       393,836
EUR       840,000(g)          IHO Verwaltungs GmbH, 3.75% (4.5% PIK 0.0% cash),
                              9/15/26 (144A)                                                        911,366
        1,744,000(h)          International Automotive Components Group SA,
                              9.125%, 6/1/18 (144A)                                               1,730,920
        2,020,000             TI Group Automotive Systems LLC, 8.75%, 7/15/23 (144A)              2,142,877
                                                                                            ---------------
                                                                                            $     5,178,999
-----------------------------------------------------------------------------------------------------------
                              Automobile Manufacturers -- 0.2%
          600,000             Dana Financing Luxembourg S.a.r.l., 5.75%,
                              4/15/25 (144A)                                                $       605,250
                                                                                            ---------------
                              Total Automobiles & Components                                $     5,784,249
-----------------------------------------------------------------------------------------------------------
                              BANKS -- 4.3%
                              Diversified Banks -- 2.3%
        1,200,000             Access Bank Plc, 10.5%, 10/19/21 (144A)                       $     1,250,143
          200,000(a)          Banco Nacional de Comercio Exterior SNC, 3.8%,
                              8/11/26 (144A)                                                        196,000
          600,000(a)(h)(i)    Bank of America Corp., 6.5%                                           654,750
        1,000,000(a)(i)       Credit Agricole SA, 7.875% (144A)                                   1,016,750
        1,239,000(a)(h)(i)    Goldman Sachs Capital II, 4.0%                                      1,036,486
          675,000(a)(i)       Intesa Sanpaolo S.p.A., 7.7% (144A)                                   644,625
          200,000(a)(i)       Royal Bank of Scotland Group Plc, 7.5%                                197,250
          200,000(a)(i)       Royal Bank of Scotland Group Plc, 8.0%                                198,978
        1,000,000(a)(h)(i)    Royal Bank of Scotland Group Plc, 8.625%                            1,042,500
          980,000(a)(i)       Societe Generale SA, 7.375% (144A)                                    995,288
                                                                                            ---------------
                                                                                            $     7,232,770
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Thrifts & Mortgage Finance -- 2.0%
        1,325,000(h)          Ocwen Loan Servicing LLC, 8.375%, 11/15/22 (144A)             $     1,344,875
        4,825,000(h)          Provident Funding Associates LP / PFG Finance Corp.,
                              6.75%, 6/15/21 (144A)                                               4,921,500
                                                                                            ---------------
                                                                                            $     6,266,375
                                                                                            ---------------
                              Total Banks                                                   $    13,499,145
-----------------------------------------------------------------------------------------------------------
                              CAPITAL GOODS -- 5.8%
                              Aerospace & Defense -- 1.9%
        2,200,000             ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                      $     2,200,000
        1,085,000(h)          Engility Corp., 8.875%, 9/1/24 (144A)                               1,148,744
          300,000             Triumph Group, Inc., 4.875%, 4/1/21                                   289,500
        2,475,000             Triumph Group, Inc., 5.25%, 6/1/22                                  2,376,000
                                                                                            ---------------
                                                                                            $     6,014,244
-----------------------------------------------------------------------------------------------------------
                              Agricultural & Farm Machinery -- 0.6%
        1,890,000(h)          Titan International, Inc., 6.875%, 10/1/20                    $     1,951,425
-----------------------------------------------------------------------------------------------------------
                              Building Products -- 0.1%
          400,000             Griffon Corp., 5.25%, 3/1/22                                  $       400,000
-----------------------------------------------------------------------------------------------------------
                              Construction & Engineering -- 0.0%+
          486,499(g)(h)       Abengoa Abenewco 2 SAU, 0.25% (0.25% PIK 0.0% cash),
                              3/31/23 (144A)                                                $        15,908
-----------------------------------------------------------------------------------------------------------
                              Construction Machinery & Heavy Trucks -- 0.3%
          635,000             Commercial Vehicle Group, Inc., 7.875%, 4/15/19               $       635,000
          330,000(h)          Meritor, Inc., 6.25%, 2/15/24                                         338,250
                                                                                            ---------------
                                                                                            $       973,250
-----------------------------------------------------------------------------------------------------------
                              Industrial Conglomerates -- 0.4%
        1,070,000             JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A)                $     1,120,825
-----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 1.6%
        2,575,000(h)          Apex Tool Group LLC, 7.0%, 2/1/21 (144A)                      $     2,330,375
        2,010,000(h)          Cleaver-Brooks, Inc., 8.75%, 12/15/19 (144A)                        2,070,300
          500,000             EnPro Industries, Inc., 5.875%, 9/15/22 (144A)                        517,500
                                                                                            ---------------
                                                                                            $     4,918,175
-----------------------------------------------------------------------------------------------------------
                              Trading Companies & Distributors -- 0.9%
        2,580,000(h)          H&E Equipment Services, Inc., 7.0%, 9/1/22                    $     2,705,775
          166,000(h)          TRAC Intermodal LLC / TRAC Intermodal Corp.,
                              11.0%, 8/15/19                                                        175,130
                                                                                            ---------------
                                                                                            $     2,880,905
                                                                                            ---------------
                              Total Capital Goods                                           $    18,274,732
-----------------------------------------------------------------------------------------------------------
                              COMMERCIAL & PROFESSIONAL SERVICES -- 0.9%
                              Commercial Printing -- 0.3%
        1,295,000(h)          Cenveo Corp., 6.0%, 8/1/19 (144A)                             $     1,068,375
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Diversified Support Services -- 0.2%
          660,000             Broadspectrum, Ltd., 8.375%, 5/15/20 (144A)                   $       689,700
-----------------------------------------------------------------------------------------------------------
                              Security & Alarm Services -- 0.4%
        1,015,000(h)          Prime Security Services Borrower LLC / Prime Finance,
                              Inc., 9.25%, 5/15/23 (144A)                                   $     1,112,694
                                                                                            ---------------
                              Total Commercial & Professional Services                      $     2,870,769
-----------------------------------------------------------------------------------------------------------
                              CONSUMER DURABLES & APPAREL -- 2.9%
                              Homebuilding -- 2.8%
          475,000             Beazer Homes USA, Inc., 6.75%, 3/15/25 (144A)                 $       477,375
        1,235,000(h)          Beazer Homes USA, Inc., 8.75%, 3/15/22 (144A)                       1,352,325
          800,000(h)          Brookfield Residential Properties, Inc., 6.375%,
                              5/15/25 (144A)                                                        823,000
        1,500,000             KB Home, 7.0%, 12/15/21                                             1,657,035
          790,000(h)          KB Home, 7.5%, 9/15/22                                                867,025
        1,035,000             KB Home, 7.625%, 5/15/23                                            1,120,388
        1,975,000(h)          Rialto Holdings LLC / Rialto Corp., 7.0%, 12/1/18 (144A)            2,012,031
          565,000(h)          Taylor Morrison Communities, Inc. / Monarch Communities,
                              Inc., 5.625%, 3/1/24 (144A)                                           584,775
                                                                                            ---------------
                                                                                            $     8,893,954
-----------------------------------------------------------------------------------------------------------
                              Housewares & Specialties -- 0.1%
          185,000             American Greetings Corp., 7.875%, 2/15/25 (144A)              $       194,250
                                                                                            ---------------
                              Total Consumer Durables & Apparel                             $     9,088,204
-----------------------------------------------------------------------------------------------------------
                              CONSUMER SERVICES -- 8.1%
                              Casinos & Gaming -- 3.2%
          415,000             Codere Finance 2 Luxembourg SA, 7.625%,
                              11/1/21 (144A)                                                $       400,371
EUR     1,575,000             Intralot Capital Luxembourg SA, 6.75%, 9/15/21 (144A)               1,719,077
          751,280(e)(g)       Mashantucket Western Pequot Tribe, 6.5% (5.5% PIK
                              1.0% cash), 7/1/36                                                      9,166
        1,700,000(h)          MGM Resorts International, 6.0%, 3/15/23                            1,836,000
        1,225,000             Scientific Games International, Inc., 6.25%, 9/1/20                 1,160,688
        2,350,000(h)          Scientific Games International, Inc., 6.625%, 5/15/21               2,203,125
        2,565,000(h)          Scientific Games International, Inc., 10.0%, 12/1/22                2,734,931
                                                                                            ---------------
                                                                                            $    10,063,358
-----------------------------------------------------------------------------------------------------------
                              Hotels, Resorts & Cruise Lines -- 1.7%
          680,000             Hilton Grand Vacations Borrower LLC / Hilton Grand
                              Vacations Borrower, Inc., 6.125%, 12/1/24 (144A)              $       714,000
          540,000             Silversea Cruise Finance Ltd., 7.25%, 2/1/25 (144A)                   567,000
        2,790,000             Viking Cruises, Ltd., 6.25%, 5/15/25 (144A)                         2,664,450
        1,425,000             Viking Cruises, Ltd., 8.5%, 10/15/22 (144A)                         1,478,437
                                                                                            ---------------
                                                                                            $     5,423,887
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Restaurants -- 1.0%
        1,045,000(h)          Landry's, Inc., 6.75%, 10/15/24 (144A)                        $     1,084,187
        2,000,000(h)          PF Chang's China Bistro, Inc., 10.25%, 6/30/20 (144A)               1,995,000
                                                                                            ---------------
                                                                                            $     3,079,187
-----------------------------------------------------------------------------------------------------------
                              Specialized Consumer Services -- 2.2%
        2,754,000(h)          Constellis Holdings LLC / Constellis Finance Corp.,
                              9.75%, 5/15/20 (144A)                                         $     2,946,780
        1,795,000(h)          Monitronics International, Inc., 9.125%, 4/1/20                     1,735,550
        2,010,000(h)          StoneMor Partners LP / Cornerstone Family Services WV,
                              7.875%, 6/1/21                                                      1,997,437
                                                                                            ---------------
                                                                                            $     6,679,767
                                                                                            ---------------
                              Total Consumer Services                                       $    25,246,199
-----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 2.9%
                              Consumer Finance -- 1.5%
          675,000(h)          Ally Financial, Inc., 5.75%, 11/20/25                         $       691,031
        1,030,000(h)          Jefferies Finance LLC / JFIN Co-Issuer Corp., 7.375%,
                              4/1/20 (144A)                                                       1,040,300
          735,000(h)          Navient Corp., 6.625%, 7/26/21                                        760,725
          500,000             Quicken Loans, Inc., 5.75%, 5/1/25 (144A)                             491,250
        1,720,000(h)          TMX Finance LLC / TitleMax Finance Corp., 8.5%,
                              9/15/18 (144A)                                                      1,582,400
                                                                                            ---------------
                                                                                            $     4,565,706
-----------------------------------------------------------------------------------------------------------
                              Diversified Capital Markets -- 0.2%
          700,000(a)(h)(i)    Credit Suisse Group AG, 7.5% (144A)                           $       758,514
-----------------------------------------------------------------------------------------------------------
                              Specialized Finance -- 1.1%
          425,000(h)          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 7/1/21                                                  $       430,313
        2,845,000(h)          Nationstar Mortgage LLC / Nationstar Capital Corp.,
                              6.5%, 6/1/22                                                        2,845,000
                                                                                            ---------------
                                                                                            $     3,275,313
-----------------------------------------------------------------------------------------------------------
                              Supranational -- 0.1%
IDR 5,800,000,000             European Investment Bank, 7.2%, 7/9/19 (144A)                 $       438,390
                                                                                            ---------------
                              Total Diversified Financials                                  $     9,037,923
-----------------------------------------------------------------------------------------------------------
                              ENERGY -- 22.9%
                              Integrated Oil & Gas -- 0.6%
          305,000             Ascent Resources Utica Holdings LLC / ARU Finance
                              Corp., 10.0%, 4/1/22 (144A)                                   $       315,675
          650,000             Petrobras Global Finance BV, 7.375%, 1/17/27                          687,180
          750,000             YPF SA, 8.875%, 12/19/18 (144A)                                       816,000
                                                                                            ---------------
                                                                                            $     1,818,855
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 19

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas / Coal -- 0.2%
          720,000             SunCoke Energy Partners LP / SunCoke Energy Partners
                              Finance Corp., 7.375%, 2/1/20                                 $       727,200
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Drilling -- 1.6%
          280,000             Rowan Cos., Inc., 4.875%, 6/1/22                              $       267,400
        2,434,000             Rowan Cos., Inc., 5.4%, 12/1/42                                     1,825,500
          131,000             Rowan Cos., Inc., 5.85%, 1/15/44                                      100,870
        1,630,711(h)          Shelf Drilling Holdings Ltd., 9.5%, 11/2/20 (144A)                  1,524,715
        1,150,000             Trinidad Drilling Ltd., 6.625%, 2/15/25 (144A)                      1,148,562
                                                                                            ---------------
                                                                                            $     4,867,047
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Equipment & Services -- 0.5%
        1,020,000(h)          McDermott International, Inc., 8.0%, 5/1/21 (144A)            $     1,040,400
          545,000             Weatherford International Ltd., 8.25%, 6/15/23                        592,687
                                                                                            ---------------
                                                                                            $     1,633,087
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 10.4%
          900,000             Alta Mesa Holdings LP / Alta Mesa Finance Services Corp.,
                              7.875%, 12/15/24 (144A)                                       $       938,250
        2,350,000(h)          California Resources Corp., 8.0%, 12/15/22 (144A)                   1,909,375
          525,000             Carrizo Oil & Gas, Inc., 7.5%, 9/15/20                                544,031
          825,000             Chesapeake Energy Corp., 8.0%, 12/15/22 (144A)                        864,187
          550,000             Chesapeake Energy Corp., 8.0%, 1/15/25 (144A)                         550,000
          860,000(h)          Extraction Oil & Gas Holdings LLC / Extraction Finance
                              Corp., 7.875%, 7/15/21 (144A)                                         907,300
        1,220,000             Great Western Petroleum LLC / Great Western Finance, Inc.,
                              9.0%, 9/30/21 (144A)                                                1,265,750
        1,570,000             Gulfport Energy Corp., 6.0%, 10/15/24 (144A)                        1,522,900
        1,000,000             Gulfport Energy Corp., 6.375%, 5/15/25 (144A)                         982,500
          600,000             Halcon Resources Corp., 6.75%, 2/15/25 (144A)                         589,200
        2,035,000(h)          Halcon Resources Corp., 12.0%, 2/15/22 (144A)                       2,375,862
          300,000             MEG Energy Corp., 6.5%, 1/15/25 (144A)                                300,000
        2,450,000             MEG Energy Corp., 7.0%, 3/31/24 (144A)                              2,192,750
          330,000             Murphy Oil Corp., 6.875%, 8/15/24                                     349,800
        1,185,000             Oasis Petroleum, Inc., 6.875%, 3/15/22                              1,214,625
        1,920,032(g)          PetroQuest Energy, Inc., 10.0% (9.0% PIK 1.0% cash),
                              2/15/21 (144A)                                                      1,420,824
        1,800,000(h)          Rice Energy, Inc., 6.25%, 5/1/22                                    1,854,000
        2,935,000(h)          Sanchez Energy Corp., 7.75%, 6/15/21                                2,898,312
        3,000,000(h)          Seven Generations Energy, Ltd., 8.25%, 5/15/20 (144A)               3,135,000
        2,083,000             SM Energy Co., 6.5%, 1/1/23                                         2,114,245
          625,000(h)          Whiting Petroleum Corp., 5.0%, 3/15/19                                623,438
        2,015,000(h)          Whiting Petroleum Corp., 5.75%, 3/15/21                             1,994,850
          950,000(h)          WPX Energy, Inc., 7.5%, 8/1/20                                      1,007,000
          995,000(h)          WPX Energy, Inc., 8.25%, 8/1/23                                     1,106,938
                                                                                            ---------------
                                                                                            $    32,661,137
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Refining & Marketing -- 2.0%
        3,859,000(h)          Calumet Specialty Products Partners LP / Calumet
                              Finance Corp., 6.5%, 4/15/21                                  $     3,265,679
          750,000(h)          Calumet Specialty Products Partners LP / Calumet Finance
                              Corp., 7.75%, 4/15/23 (144A)                                          630,000
          457,895(b)          EP PetroEcuador via Noble Sovereign Funding I, Ltd.,
                              6.787%, 9/24/19                                                       456,887
        1,350,000             PBF Holding Co. LLC / PBF Finance Corp., 7.0%, 11/15/23             1,353,375
          385,000(h)          PBF Logistics LP / PBF Logistics Finance Corp.,
                              6.875%, 5/15/23                                                       389,813
                                                                                            ---------------
                                                                                            $     6,095,754
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Services & Equipment -- 0.2%
          635,000             Exterran Energy Solutions LP / EES Finance Corp.,
                              8.125%, 5/1/25 (144A)                                         $       647,700
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Storage & Transportation -- 7.4%
        1,308,000             Archrock Partners LP / Archrock Partners Finance Corp.,
                              6.0%, 4/1/21                                                  $     1,298,190
          690,000             Archrock Partners LP / Archrock Partners Finance Corp.,
                              6.0%, 10/1/22                                                         679,650
        1,145,000             Blue Racer Midstream LLC / Blue Racer Finance Corp.,
                              6.125%, 11/15/22 (144A)                                             1,159,312
          250,000             Cheniere Corpus Christi Holdings LLC, 7.0%, 6/30/24 (144A)            275,313
          875,000(h)          Crestwood Midstream Partners LP / Crestwood Midstream
                              Finance Corp., 6.25%, 4/1/23                                          907,813
          910,000             DCP Midstream Operating LP, 5.6%, 4/1/44                              837,200
        1,524,000(b)(h)       Energy Transfer Partners LP, 4.052%, 11/1/66                        1,287,780
          248,000             EnLink Midstream Partners LP, 5.05%, 4/1/45                           233,536
          717,000             EnLink Midstream Partners LP, 5.6%, 4/1/44                            720,190
          350,000(a)(h)       Enterprise Products Operating LLC, 4.742%, 8/1/66                     349,125
        2,500,000(h)          Genesis Energy LP / Genesis Energy Finance Corp.,
                              6.75%, 8/1/22                                                       2,577,500
        1,410,000(h)          Global Partners LP / GLP Finance Corp., 6.25%, 7/15/22              1,381,800
        2,175,000(h)          Global Partners LP / GLP Finance Corp., 7.0%, 6/15/23               2,153,250
        1,850,000             ONEOK, Inc., 6.875%, 9/30/28                                        2,007,250
        2,500,000(h)          Sunoco LP / Sunoco Finance Corp., 6.375%, 4/1/23                    2,537,500
          360,000             Targa Resources Partners LP / Targa Resources Partners
                              Finance Corp., 4.125%, 11/15/19                                       365,850
        1,185,000             Western Refining Logistics LP / WNRL Finance Corp.,
                              7.5%, 2/15/23                                                       1,273,875
        3,040,000(h)          Williams Cos., Inc., 5.75%, 6/24/44                                 3,055,200
                                                                                            ---------------
                                                                                            $    23,100,334
                                                                                            ---------------
                              Total Energy                                                  $    71,551,114
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 21

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              FOOD & STAPLES RETAILING -- 0.5%
                              Food Retail -- 0.5%
          950,000             C&S Group Enterprises LLC, 5.375%, 7/15/22 (144A)             $       938,125
          805,000(h)          Tops Holding LLC / Tops Markets II Corp., 8.0%,
                              6/15/22 (144A)                                                        660,100
                                                                                            ---------------
                              Total Food & Staples Retailing                                $     1,598,225
-----------------------------------------------------------------------------------------------------------
                              FOOD, BEVERAGE & TOBACCO -- 6.5%
                              Agricultural Products -- 0.6%
        2,100,000             Pinnacle Operating Corp., 9.0%, 11/15/20 (144A)               $     1,611,750
          575,000(e)          Tonon Luxembourg SA, 10.5%, 5/14/24 (144A)                            253,000
                                                                                            ---------------
                                                                                            $     1,864,750
-----------------------------------------------------------------------------------------------------------
                              Packaged Foods & Meats -- 4.5%
        1,250,000(e)          CFG Investment SAC, 9.75%, 7/30/19 (144A)                     $     1,040,813
        1,240,000(h)          Marfrig Holding Europe BV, 6.875%, 6/24/19 (144A)                   1,274,100
          750,000             Marfrig Holding Europe BV, 8.0%, 6/8/23 (144A)                        783,600
        1,000,000             Marfrig Holding Europe BV, 8.375%, 5/9/18 (144A)                    1,036,250
        1,200,000             Marfrig Holding Europe BV, 11.25%, 9/20/21 (144A)                   1,201,500
        1,240,000(h)          Minerva Luxembourg SA, 6.5%, 9/20/26 (144A)                         1,211,641
        3,400,000(h)          Minerva Luxembourg SA, 7.75%, 1/31/23 (144A)                        3,540,250
        1,250,000(h)          Post Holdings, Inc., 5.0%, 8/15/26 (144A)                           1,196,875
        2,000,000(h)          Post Holdings, Inc., 6.0%, 12/15/22 (144A)                          2,105,000
          500,000(h)          Post Holdings, Inc., 8.0%, 7/15/25 (144A)                             561,250
                                                                                            ---------------
                                                                                            $    13,951,279
-----------------------------------------------------------------------------------------------------------
                              Soft Drinks -- 0.5%
        1,625,000(h)          Cott Beverages, Inc., 5.375%, 7/1/22                          $     1,657,500
-----------------------------------------------------------------------------------------------------------
                              Tobacco -- 0.9%
          340,000             Alliance One International, Inc., 8.5%, 4/15/21 (144A)        $       348,500
        2,745,000(h)          Alliance One International, Inc., 9.875%, 7/15/21                   2,374,425
                                                                                            ---------------
                                                                                            $     2,722,925
                                                                                            ---------------
                              Total Food, Beverage & Tobacco                                $    20,196,454
-----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 5.4%
                              Health Care Facilities -- 4.4%
        3,365,000(h)          CHS/Community Health Systems, Inc., 6.875%, 2/1/22            $     2,893,900
          610,000(h)          CHS/Community Health Systems, Inc., 8.0%, 11/15/19                    598,563
        2,400,000(h)          Kindred Healthcare, Inc., 6.375%, 4/15/22                           2,238,000
        2,000,000(h)          Kindred Healthcare, Inc., 8.0%, 1/15/20                             2,032,500
        2,540,000(h)          RegionalCare Hospital Partners Holdings, Inc., 8.25%,
                              5/1/23 (144A)                                                       2,710,180
          360,000             Tenet Healthcare Corp., 7.5%, 1/1/22 (144A)                           388,800
        2,830,000(h)          Universal Hospital Services, Inc., 7.625%, 8/15/20                  2,815,850
                                                                                            ---------------
                                                                                            $    13,677,793
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Health Care Services -- 1.0%
        2,250,000(h)          BioScrip, Inc., 8.875%, 2/15/21                               $     1,934,257
        1,340,000             Team Health Holdings, Inc., 6.375%, 2/1/25 (144A)                   1,313,200
                                                                                            ---------------
                                                                                            $     3,247,457
                                                                                            ---------------
                              Total Health Care Equipment & Services                        $    16,925,250
-----------------------------------------------------------------------------------------------------------
                              HOUSEHOLD & PERSONAL PRODUCTS -- 1.4%
                              Household Products -- 0.7%
        2,220,000             Springs Industries, Inc., 6.25%, 6/1/21                       $     2,281,050
-----------------------------------------------------------------------------------------------------------
                              Personal Products -- 0.7%
        2,000,000             Revlon Consumer Products Corp., 6.25%, 8/1/24                 $     1,995,000
                                                                                            ---------------
                              Total Household & Personal Products                           $     4,276,050
-----------------------------------------------------------------------------------------------------------
                              INSURANCE -- 9.6%
                              Multi-Line Insurance -- 2.0%
        3,075,000(a)(h)       Liberty Mutual Group, Inc., 10.75%, 6/15/58 (144A)            $     4,704,750
        1,100,000(h)          MetLife, Inc., 10.75%, 8/1/39                                       1,699,500
                                                                                            ---------------
                                                                                            $     6,404,250
-----------------------------------------------------------------------------------------------------------
                              Property & Casualty Insurance -- 3.1%
        3,000,000(c)(j)       Fixed Income Trust Series 2013-A, 0.0%, 10/15/97 (144A)       $     2,864,275
        5,300,000(h)          Hanover Insurance Corp., 7.625%, 10/15/25                           6,470,791
          265,000(a)(h)(i)    Sirius International Group, Ltd., 7.506% (144A)                       270,300
                                                                                            ---------------
                                                                                            $     9,605,366
-----------------------------------------------------------------------------------------------------------
                              Reinsurance -- 4.5%
          500,000(b)          Alamo Re, Ltd., 6.537%, 6/7/18 (144A) (Cat Bond)              $       516,100
          500,000(k)(l)       Arlington Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 8/1/17                                                     24,300
          250,000(b)          Blue Halo Re, Ltd., 14.757%, 6/21/19 (144A) (Cat Bond)                249,650
          400,000(b)          Caelus Re, Ltd., Series 2013-2, Class A, 7.607%,
                              4/7/17 (144A) (Cat Bond)                                              399,680
          700,000(k)(l)       Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 12/31/17                                                   14,280
          700,000(k)(l)       Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 11/30/20                                                   75,740
        1,000,000(k)(l)       Carnoustie Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 11/30/21                                                1,010,600
          500,000(k)(l)       Cyprus Segregated Account (Artex SAC, Ltd.), Variable Rate
                              Notes, 7/10/17                                                        442,650
        1,300,000(k)(l)       Gullane Segregated Account (Artex SAC, Ltd.), Variable Rate
                              Notes, 11/30/20                                                        54,470
        1,000,000(k)(l)       Gullane Segregated Account (Artex SAC, Ltd.), Variable Rate
                              Notes, 11/30/21                                                     1,013,000
          750,000(b)          Kilimanjaro Re, Ltd., 5.507%, 4/30/18 (144A) (Cat Bond)               755,550
          250,000(b)          Kilimanjaro Re, Ltd., Series 2015-1, Class D, 10.007%,
                              12/6/19 (144A) (Cat Bond)                                             255,225

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 23

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
          250,000(b)          Kilimanjaro Re, Ltd., Series 2015-1, Class E, 7.507%,
                              12/6/19 (144A) (Cat Bond)                                     $       255,175
          250,000(k)(l)       Kingsbarns Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 5/15/17                                                   248,350
         1,000,000(k)(l)      Lahinch Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 5/10/21                                                    17,800
          250,000(m)          Limestone Re, Ltd., Series 1, Class A Non Voting,
                              8/31/21 (Cat Bond)                                                    250,775
          250,000(m)          Limestone Re, Ltd., Series1, Class A Voting,
                              8/31/21 (Cat Bond)                                                    250,775
          760,000(k)(l)       Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/18             4,408
          800,000(k)(l)       Lorenz Re, Ltd. (Prime, Ltd.), Variable Rate Notes, 3/31/19           881,840
        1,000,000(k)(l)       Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2015-1, Variable Rate Notes, 2/1/19                              4,500
        1,000,000(k)(l)       Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2015-2, Variable Rate Notes, 7/1/19                             80,700
        1,200,000(k)(l)       Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2016-1, Variable Rate Notes, 2/1/20                            166,800
        1,000,000(k)(l)       Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2016-2, Variable Rate Notes, 11/30/20                        1,143,300
          500,000(k)(l)       Pangaea Re Segregated Account (Artex SAC, Ltd.),
                              Series 2017-1, Variable Rate Notes, 11/30/21                          511,700
          500,000(k)(l)       Portrush 2016 Segregated Account (Artex SAC, Ltd.),
                              Variable Rate Notes, 6/15/17                                          114,150
          250,000(b)          Residential Reinsurance 2013, Ltd., 10.007%, 6/6/17
                              (144A) (Cat Bond)                                                     251,250
          400,000(m)          Resilience Re, Ltd, 4/7/17 (Cat Bond)                                 405,360
AUD       300,000(k)(l)       Rewire Securities LLC, Variable Rate Notes, 7/10/17                   216,976
          500,000(b)          Sanders Re, Ltd., Series 2013-1, Class B, 4.757%,
                              5/5/17 (144A) (Cat Bond)                                              499,950
            3,791(k)(l)       Sector Re V, Ltd. (Swiss Re), Series 5, Class C, Variable
                              Rate Notes, 12/1/20 (144A)                                             45,867
          750,000(k)(l)       Sector Re V, Ltd. (Swiss Re), Series 6, Class A, Variable
                              Rate Notes, 3/1/21 (144A)                                             846,225
          800,000(k)(l)       Sector Re V, Ltd. (Swiss Re), Series 6, Class D, Variable
                              Rate Notes, 12/1/21 (144A)                                            812,800
          800,000(k)(l)       Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                              Rate Notes, 9/18/17 (144A)                                              1,600
          500,000(k)(l)       Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                              Rate Notes, 9/17/18 (144A)                                             24,400
          500,000(k)(l)       Silverton Re, Ltd. (Aon Benfield Securities, Inc.), Variable
                              Rate Notes, 9/16/19 (144A)                                            513,450
          500,000(k)(l)       St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 2/28/17                                                     9,850
          500,000(k)(l)       St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 2/1/18                                                     70,300

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Reinsurance -- (continued)
          500,000(k)(l)       St. Andrews Segregated Account (Artex SAC, Ltd.), Variable
                              Rate Notes, 2/1/19                                            $       508,350
        1,250,000(k)(l)       Versutus, Ltd. (MMC Securities), Series 2016-A, Variable
                              Rate Notes, 11/30/20                                                   51,000
        1,000,000(k)(l)       Versutus, Ltd. (MMC Securities), Series 2017-A, Variable
                              Rate Notes, 11/30/21                                                1,020,400
                                                                                            ---------------
                                                                                            $    14,019,296
                                                                                            ---------------
                              Total Insurance                                               $    30,028,912
-----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 11.4%
                              Commodity Chemicals -- 3.3%
        3,250,000(h)          Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                  $     4,304,105
        2,316,000             Rain CII Carbon LLC / CII Carbon Corp., 7.25%,
                              4/1/25 (144A)                                                       2,292,840
        3,625,000(h)          Rain CII Carbon LLC / CII Carbon Corp., 8.25%,
                              1/15/21 (144A)                                                      3,751,875
                                                                                            ---------------
                                                                                            $    10,348,820
-----------------------------------------------------------------------------------------------------------
                              Copper -- 0.7%
        2,420,000(h)          Freeport-McMoRan, Inc., 3.55%, 3/1/22                         $     2,244,550
-----------------------------------------------------------------------------------------------------------
                              Diversified Chemicals -- 1.0%
          225,000             Alpha 3 BV / Alpha US Bidco, Inc., 6.25%, 2/1/25 (144A)       $       227,812
          210,000(h)          Blue Cube Spinco, Inc., 9.75%, 10/15/23                               251,475
          210,000(h)          Blue Cube Spinco, Inc., 10.0%, 10/15/25                               253,575
          420,000             CVR Partners LP / CVR Nitrogen Finance Corp., 9.25%,
                              6/15/23 (144A)                                                        431,025
        1,660,000(h)          Evolution Escrow Issuer LLC, 7.5%, 3/15/22 (144A)                   1,718,100
          305,000(h)          Platform Specialty Products Corp., 10.375%, 5/1/21 (144A)             339,313
                                                                                            ---------------
                                                                                            $     3,221,300
-----------------------------------------------------------------------------------------------------------
                              Diversified Metals & Mining -- 1.4%
          253,000(h)          Boart Longyear Management Pty, Ltd., 10.0%,
                              10/1/18 (144A)                                                $       189,750
          725,000(h)          FMG Resources August 2006 Pty, Ltd., 9.75%,
                              3/1/22 (144A)                                                         831,031
          600,000             Hudbay Minerals, Inc., 7.25%, 1/15/23 (144A)                          636,000
          750,000             Hudbay Minerals, Inc., 7.625%, 1/15/25 (144A)                         813,750
        1,410,000             Prince Mineral Holding Corp., 11.5%, 12/15/19 (144A)                1,431,150
          145,000             Teck Resources, Ltd., 8.5%, 6/1/24 (144A)                             167,294
          340,000             Vale Overseas, Ltd., 6.25%, 8/10/26                                   369,325
                                                                                            ---------------
                                                                                            $     4,438,300
-----------------------------------------------------------------------------------------------------------
                              Forest Products -- 0.5%
        1,655,000(h)          Eldorado International Finance GmbH, 8.625%,
                              6/16/21 (144A)                                                $     1,398,475
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 25

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Metal & Glass Containers -- 1.9%
        1,745,000(h)          Albea Beauty Holdings SA, 8.375%, 11/1/19 (144A)              $     1,823,525
EUR       400,000(g)          ARD Finance SA, 6.625% (7.375% PIK 0.0% cash),
                              9/15/23 (144A)                                                        440,919
          400,000(g)(h)       ARD Finance SA, 7.125% (7.875% PIK 0.0% cash),
                              9/15/23 (144A)                                                        412,000
        1,010,000(h)          Ardagh Packaging Finance Plc / Ardagh Holdings USA, Inc.,
                              7.25%, 5/15/24 (144A)                                               1,080,700
        1,085,000(h)          Coveris Holdings SA, 7.875%, 11/1/19 (144A)                         1,068,725
        1,035,000(h)          Reynolds Group Issuer, Inc., 7.0%, 7/15/24 (144A)                   1,108,097
                                                                                            ---------------
                                                                                            $     5,933,966
-----------------------------------------------------------------------------------------------------------
                              Paper Packaging -- 1.1%
EUR     3,105,000             SIG Combibloc Holdings SCA, 7.75%, 2/15/23 (144A)             $     3,537,158
-----------------------------------------------------------------------------------------------------------
                              Paper Products -- 0.3%
        1,590,000(h)          Appvion, Inc., 9.0%, 6/1/20 (144A)                            $       934,125
-----------------------------------------------------------------------------------------------------------
                              Specialty Chemicals -- 1.0%
        1,075,000(h)          A Schulman, Inc., 6.875%, 6/1/23 (144A)                       $     1,115,313
          500,000(h)          GCP Applied Technologies, Inc., 9.5%, 2/1/23 (144A)                   567,500
          400,000(h)          Hexion US Finance Corp., 6.625%, 4/15/20                              368,000
          320,000             Koppers, Inc., 6.0%, 2/15/25 (144A)                                   330,400
          595,000             Tronox Finance LLC, 6.375%, 8/15/20                                   597,231
                                                                                            ---------------
                                                                                            $     2,978,444
-----------------------------------------------------------------------------------------------------------
                              Steel -- 0.2%
          635,000(h)          Zekelman Industries, Inc., 9.875%, 6/15/23 (144A)             $       709,613
                                                                                            ---------------
                              Total Materials                                               $    35,744,751
-----------------------------------------------------------------------------------------------------------
                              MEDIA -- 3.6%
                              Advertising -- 0.8%
        2,540,000(h)          MDC Partners, Inc., 6.5%, 5/1/24 (144A)                       $     2,422,525
-----------------------------------------------------------------------------------------------------------
                              Broadcasting -- 0.4%
          535,000             CBS Radio, Inc., 7.25%, 11/1/24 (144A)                        $       561,750
          670,000(h)          CSC Holdings LLC, 5.5%, 4/15/27 (144A)                                680,887
                                                                                            ---------------
                                                                                            $     1,242,637
-----------------------------------------------------------------------------------------------------------
                              Cable & Satellite -- 1.4%
        1,885,000             DISH DBS Corp., 7.75%, 7/1/26                                 $     2,191,312
        2,000,000             Hughes Satellite Systems Corp., 6.625%, 8/1/26 (144A)               2,045,000
          205,000(h)          Intelsat Connect Finance SA, 12.5%, 4/1/22 (144A)                     182,963
          152,000(h)          Intelsat Luxembourg SA, 7.75%, 6/1/21                                  91,200
                                                                                            ---------------
                                                                                            $     4,510,475
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Movies & Entertainment -- 1.0%
          675,000             AMC Entertainment Holdings, Inc., 6.125%, 5/15/27 (144A)      $       680,906
        1,400,000(h)          Gibson Brands, Inc., 8.875%, 8/1/18 (144A)                          1,253,000
        1,115,000             Regal Entertainment Group, 5.75%, 2/1/25                            1,151,238
                                                                                            ---------------
                                                                                            $     3,085,144
                                                                                            ---------------
                              Total Media                                                   $    11,260,781
-----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 3.5%
                              Pharmaceuticals -- 3.5%
        1,508,000(h)          DPx Holdings BV, 7.5%, 2/1/22 (144A)                          $     1,591,882
        1,695,000(h)          Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0%,
                              7/15/23 (144A)                                                      1,483,125
        2,540,000(h)          Endo Finance LLC / Endo, Ltd. / Endo Finco, Inc., 6.0%,
                              2/1/25 (144A)                                                       2,165,350
          145,000             Horizon Pharma, Inc. / Horizon Pharma USA, Inc., 8.75%,
                              11/1/24 (144A)                                                        150,981
          690,000             Horizon Pharma, Inc., 6.625%, 5/1/23                                  676,200
EUR       575,000             VRX Escrow Corp., 4.5%, 5/15/23                                       451,533
        4,395,000(h)          VRX Escrow Corp., 5.875%, 5/15/23 (144A)                            3,411,619
          920,000             VRX Escrow Corp., 7.0%, 3/15/24 (144A)                                944,150
                                                                                            ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences          $    10,874,840
-----------------------------------------------------------------------------------------------------------
                              REAL ESTATE -- 1.2%
                              Specialized REIT -- 1.2%
        3,480,000(h)          Uniti Group, Inc. / CSL Capital LLC, 8.25%, 10/15/23          $     3,671,400
                                                                                            ---------------
                              Total Real Estate                                             $     3,671,400
-----------------------------------------------------------------------------------------------------------
                              RETAILING -- 1.1%
                              Automotive Retail -- 0.4%
        1,385,000(h)          Asbury Automotive Group, Inc., 6.0%, 12/15/24                 $     1,430,012
-----------------------------------------------------------------------------------------------------------
                              Department Stores -- 0.5%
          935,000(h)          Argos Merger Sub, Inc., 7.125%, 3/15/23 (144A)                $       888,250
          900,000(h)          Neiman Marcus Group, Ltd., LLC, 8.0%, 10/15/21 (144A)                 541,908
                                                                                            ---------------
                                                                                            $     1,430,158
-----------------------------------------------------------------------------------------------------------
                              Specialty Stores -- 0.2%
          685,000             Radio Systems Corp., 8.375%, 11/1/19 (144A)                   $       712,400
                                                                                            ---------------
                              Total Retailing                                               $     3,572,570
-----------------------------------------------------------------------------------------------------------
                              SEMICONDUCTORS & SEMICONDUCTOR
                              EQUIPMENT -- 0.7%
                              Semiconductors -- 0.7%
          425,000             Micron Technology, Inc., 5.5%, 2/1/25                         $       440,937
        1,715,000(h)          Micron Technology, Inc., 5.625%, 1/15/26 (144A)                     1,805,038
                                                                                            ---------------
                              Total Semiconductors & Semiconductor Equipment                $     2,245,975
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 27

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              SOFTWARE & SERVICES -- 2.0%
                              Data Processing & Outsourced Services -- 0.3%
          805,000(h)          First Data Corp., 7.0%, 12/1/23 (144A)                        $       863,363
-----------------------------------------------------------------------------------------------------------
                              Internet Software & Services -- 0.5%
        1,500,000             Cimpress NV, 7.0%, 4/1/22 (144A)                              $     1,552,500
-----------------------------------------------------------------------------------------------------------
                              IT Consulting & Other Services -- 1.2%
          555,000(h)          Diamond 1 Finance Corp. / Diamond 2 Finance Corp.,
                              7.125%, 6/15/24 (144A)                                        $       613,541
        3,005,000             Rackspace Hosting, Inc., 8.625%, 11/15/24 (144A)                    3,166,368
                                                                                            ---------------
                                                                                            $     3,779,909
                                                                                            ---------------
                              Total Software & Services                                     $     6,195,772
-----------------------------------------------------------------------------------------------------------
                              TECHNOLOGY HARDWARE & EQUIPMENT -- 1.5%
                              Communications Equipment -- 0.2%
          645,000(h)          CommScope Technologies LLC, 6.0%, 6/15/25 (144A)              $       675,638
-----------------------------------------------------------------------------------------------------------
                              Electronic Equipment & Instruments -- 0.2%
          745,000(h)          Zebra Technologies Corp., 7.25%, 10/15/22                     $       805,531
-----------------------------------------------------------------------------------------------------------
                              Technology Hardware, Storage & Peripherals -- 1.1%
        3,055,000(h)          Diebold Nixdorf, Inc., 8.5%, 4/15/24                          $     3,375,775
                                                                                            ---------------
                              Total Technology Hardware & Equipment                         $     4,856,944
-----------------------------------------------------------------------------------------------------------
                              TELECOMMUNICATION SERVICES -- 8.1%
                              Integrated Telecommunication Services -- 5.4%
        3,500,000(h)          CenturyLink, Inc., 5.625%, 4/1/25                             $     3,329,375
          600,000             Cincinnati Bell, Inc., 7.0%, 7/15/24 (144A)                           629,250
        2,890,000             Frontier Communications Corp., 7.125%, 1/15/23                      2,535,079
        1,400,000(h)          Frontier Communications Corp., 7.625%, 4/15/24                      1,203,300
        1,330,000(h)          Frontier Communications Corp., 11.0%, 9/15/25                       1,293,425
        1,975,000(h)          GCI, Inc., 6.75%, 6/1/21                                            2,024,375
        1,725,000(h)          GCI, Inc., 6.875%, 4/15/25                                          1,806,938
        4,200,000(h)          Windstream Corp., 7.5%, 6/1/22                                      4,095,000
                                                                                            ---------------
                                                                                            $    16,916,742
-----------------------------------------------------------------------------------------------------------
                              Wireless Telecommunication Services -- 2.7%
        1,085,000(h)          Altice Financing SA, 6.625%, 2/15/23 (144A)                   $     1,129,485
          300,000(h)          Altice Finco SA, 8.125%, 1/15/24 (144A)                               321,000
        1,025,000             Digicel Group, Ltd., 8.25%, 9/30/20 (144A)                            880,885
        3,080,000(h)          Sprint Corp., 7.125%, 6/15/24                                       3,287,900
        2,150,000(h)          Sprint Corp., 7.25%, 9/15/21                                        2,320,925
          400,000             Unison Ground Lease Funding LLC, 5.78%, 3/15/20 (144A)                395,316
                                                                                            ---------------
                                                                                            $     8,335,511
                                                                                            ---------------
                              Total Telecommunication Services                              $    25,252,253
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 2.7%
                              Airlines -- 1.1%
          280,000             Fly Leasing, Ltd., 6.375%, 10/15/21                           $       287,700
          360,000             Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.,
                              6.875%, 2/15/19 (144A)                                                342,000
        2,050,000             Intrepid Aviation Group Holdings LLC / Intrepid Finance Co.,
                              8.25%, 7/15/17 (144A)                                               2,042,313
          600,000(h)          United Continental Holdings, Inc., 6.375%, 6/1/18                     627,000
                                                                                            ---------------
                                                                                            $     3,299,013
-----------------------------------------------------------------------------------------------------------
                              Marine -- 0.3%
        1,025,000             Navios South American Logistics, Inc. / Navios Logistics
                              Finance US, Inc., 7.25%, 5/1/22 (144A)                        $     1,004,500
-----------------------------------------------------------------------------------------------------------
                              Railroads -- 0.8%
          988,532(g)          AAF Holdings LLC / AAF Finance Co., 12.0% (12.75%
                              PIK 12.0% cash), 7/1/19 (144A)                                $     1,028,073
        1,520,000             Florida East Coast Holdings Corp., 9.75%, 5/1/20 (144A)             1,624,500
                                                                                            ---------------
                                                                                            $     2,652,573
-----------------------------------------------------------------------------------------------------------
                              Trucking -- 0.5%
        2,000,000(h)          Syncreon Group BV / Syncreon Global Finance US, Inc.,
                              8.625%, 11/1/21 (144A)                                        $     1,460,000
                                                                                            ---------------
                              Total Transportation                                          $     8,416,086
-----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 7.1%
                              Electric Utilities -- 1.6%
        1,010,000(a)(h)       Enel S.p.A., 8.75%, 9/24/73 (144A)                            $     1,161,500
          500,000             Stoneway Capital Corp., 10.0%, 3/1/27 (144A)                          521,390
          180,000             Talen Energy Supply LLC, 4.625%, 7/15/19 (144A)                       184,050
        3,675,000(h)          Talen Energy Supply LLC, 6.5%, 6/1/25                               3,114,562
                                                                                            ---------------
                                                                                            $     4,981,502
-----------------------------------------------------------------------------------------------------------
                              Gas Utilities -- 1.1%
        2,605,000(h)          Ferrellgas LP / Ferrellgas Finance Corp., 6.75%, 6/15/23      $     2,448,700
          950,000             Ferrellgas LP / Ferrellgas Finance Corp., 8.625%,
                              6/15/20 (144A)                                                        909,625
                                                                                            ---------------
                                                                                            $     3,358,325
-----------------------------------------------------------------------------------------------------------
                              Independent Power Producers & Energy Traders -- 3.9%
          525,000             NRG Energy, Inc., 6.25%, 5/1/24                               $       523,359
        2,915,000(h)          NRG Energy, Inc., 6.625%, 1/15/27 (144A)                            2,907,712
          950,000(h)          NRG Energy, Inc., 7.25%, 5/15/26 (144A)                               978,500
        1,716,729             NSG Holdings LLC / NSG Holdings, Inc., 7.75%,
                              12/15/25 (144A)                                                     1,845,484
        2,430,000(h)          TerraForm Global Operating LLC, 9.75%, 8/15/22 (144A)               2,724,638
          505,000(h)(j)       TerraForm Power Operating LLC, 6.375%, 2/1/23 (144A)                  524,569
        2,620,000(h)(j)       TerraForm Power Operating LLC, 6.625%, 6/15/25 (144A)               2,796,850
                                                                                            ---------------
                                                                                            $    12,301,112
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 29

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              Multi-Utilities -- 0.5%
        1,468,047             Ormat Funding Corp., 8.25%, 12/30/20                          $     1,468,047
                                                                                            ---------------
                              Total Utilities                                               $    22,108,986
-----------------------------------------------------------------------------------------------------------
                              TOTAL CORPORATE BONDS & NOTES
                              (Cost $347,744,147)                                           $   362,577,584
-----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE BONDS & NOTES -- 2.7% of
                              Net Assets
                              CAPITAL GOODS -- 1.5%
                              Construction Machinery & Heavy Trucks -- 1.5%
        2,625,000(h)          Meritor, Inc., 7.875%, 3/1/26                                 $     4,587,187
                                                                                            ---------------
                              Total Capital Goods                                           $     4,587,187
-----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
        1,905,000(e)          Massey Energy Co., 3.25%, 6/30/17                             $        20,955
                                                                                            ---------------
                              Total Energy                                                  $        20,955
-----------------------------------------------------------------------------------------------------------
                              MATERIALS -- 1.2%
                              Diversified Chemicals -- 1.2%
        4,000,000(n)          Hercules, Inc., 6.5%, 6/30/29                                 $     3,830,000
                                                                                            ---------------
                              Total Materials                                               $     3,830,000
-----------------------------------------------------------------------------------------------------------
                              UTILITIES -- 0.0%+
                              Renewable Electricity -- 0.0%+
          170,984(e)(g)       LDK Solar Co., Ltd., 5.535% (5.535% PIK 0.0%+
                              cash), 12/31/18                                               $         6,839
           42,000(e)(f)       Suntech Power Holdings Co., Ltd., 3.0%, 12/31/17                          202
                                                                                            ---------------
                              Total Utilities                                               $         7,041
-----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE BONDS & NOTES
                              (Cost $7,356,932)                                             $     8,445,183
-----------------------------------------------------------------------------------------------------------
                              SOVEREIGN DEBT OBLIGATIONS -- 1.2% of
                              Net Assets
                              Argentina -- 0.8%
        2,405,000             Provincia del Chubut Argentina, 7.75%, 7/26/26 (144A)         $     2,381,888
-----------------------------------------------------------------------------------------------------------
                              Russia -- 0.4%
        1,171,600(j)          Russian Government International Bond, 7.5%, 3/31/30          $     1,409,032
-----------------------------------------------------------------------------------------------------------
                              TOTAL SOVEREIGN DEBT OBLIGATIONS
                              (Cost $3,269,534)                                             $     3,790,920
-----------------------------------------------------------------------------------------------------------
                              U.S. GOVERNMENT AND AGENCY OBLIGATION --
                              0.5% of Net Assets
        1,500,000(b)          U.S. Treasury Notes, 0.972%, 4/30/18                          $     1,502,493
                                                                                            ---------------
                              Total Diversified Financials                                  $     1,502,493
-----------------------------------------------------------------------------------------------------------
                              TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATION
                              (Cost $1,500,436)                                             $     1,502,493
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Annual Report | 3/31/17

-----------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)                                                                                     Value
-----------------------------------------------------------------------------------------------------------
                              TAX EXEMPT OBLIGATIONS -- 0.2% of
                              Net Assets (o)
                              Connecticut -- 0.1%
          250,000(a)          Connecticut State Health & Educational Facility Authority,
                              Yale University, Series V-2, 0.55%, 7/1/36                    $       250,000
-----------------------------------------------------------------------------------------------------------
                              Mississippi -- 0.1%
          250,000(a)          Mississippi Business Finance Corp., Chevron USA, Inc.,
                              Project, Series G, 0.77%, 12/1/30                             $       250,000
-----------------------------------------------------------------------------------------------------------
                              TOTAL TAX EXEMPT OBLIGATIONS
                              (Cost $500,000)                                               $       500,000
-----------------------------------------------------------------------------------------------------------
                              MUNICIPAL COLLATERALIZED DEBT
                              OBLIGATION -- 0.1% of Net Assets
        3,300,000(a)          Non-Profit Preferred Funding Trust I, Series E, 5.22%,
                              9/15/37 (144A)                                                $       194,304
-----------------------------------------------------------------------------------------------------------
                              TOTAL MUNICIPAL COLLATERALIZED DEBT OBLIGATION
                              (Cost $3,294,198)                                             $       194,304
-----------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
Shares
-----------------------------------------------------------------------------------------------------------

                              COMMON STOCKS -- 0.3% of Net Assets
                              CAPITAL GOODS -- 0.0%+
                              Construction & Engineering -- 0.0%+
          115,287(f)(h)       Abengoa SA, class A                                           $         6,775
        1,192,098(f)(h)       Abengoa SA, class B                                                    30,567
                                                                                            ---------------
                                                                                            $        37,342
-----------------------------------------------------------------------------------------------------------
                              Industrial Machinery -- 0.0%+
           33,171(c)(f)       Liberty Tire Recycling LLC                                    $           332
                                                                                            ---------------
                              Total Capital Goods                                           $        37,674
-----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.1%
                              Coal & Consumable Fuels -- 0.0%+
            2,781(f)          Alpha Natural Resources Holdings, Inc.                        $         9,734
              198(f)          Contura Energy, Inc.                                                   13,147
                                                                                            ---------------
                                                                                            $        22,881
-----------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.1%
              910(f)          Midstates Petroleum Co., Inc.                                 $        16,789
           40,561(f)          PetroQuest Energy, Inc.                                               111,137
                                                                                            ---------------
                                                                                            $       127,926
                                                                                            ---------------
                              Total Energy                                                  $       150,807
-----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Services -- 0.0%+
            2,781(f)          ANR, Inc.                                                     $        45,886
-----------------------------------------------------------------------------------------------------------
                              Health Care Technology -- 0.0%+
          244,563(c)(f)       Medical Card System, Inc.                                     $         2,446
                                                                                            ---------------
                              Total Health Care Equipment & Services                        $        48,332
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 31

-----------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
-----------------------------------------------------------------------------------------------------------
                              RETAILING -- 0.0%+
                              Computer & Electronics Retail -- 0.0%+
           68,241(c)(f)       Targus Cayman SubCo., Ltd.                                    $        66,194
                                                                                            ---------------
                              Total Retailing                                               $        66,194
-----------------------------------------------------------------------------------------------------------
                              TRANSPORTATION -- 0.2%
                              Air Freight & Logistics -- 0.2%
            3,266(f)          CEVA Holdings LLC                                             $       764,839
                                                                                            ---------------
                              Total Transportation                                          $       764,839
-----------------------------------------------------------------------------------------------------------
                              TOTAL COMMON STOCKS
                              (Cost $4,622,453)                                             $     1,067,846
-----------------------------------------------------------------------------------------------------------
                              CONVERTIBLE PREFERRED STOCKS -- 1.5%
                              of Net Assets
                              BANKS -- 1.3%
                              Diversified Banks -- 1.3%
            3,355(i)          Bank of America Corp., 7.25%                                  $     4,009,426
                                                                                            ---------------
                              Total Banks                                                   $     4,009,426
-----------------------------------------------------------------------------------------------------------
                              PHARMACEUTICALS, BIOTECHNOLOGY &
                              LIFE SCIENCES -- 0.2%
                              Pharmaceuticals -- 0.2%
            1,000             Teva Pharmaceutical Industries, Ltd., 7.0%, 12/15/18          $       577,000
                                                                                            ---------------
                              Total Pharmaceuticals, Biotechnology & Life Sciences          $       577,000
-----------------------------------------------------------------------------------------------------------
                              TOTAL CONVERTIBLE PREFERRED STOCKS
                              (Cost $4,135,786)                                             $     4,586,426
-----------------------------------------------------------------------------------------------------------
                              PREFERRED STOCKS -- 2.1% of Net Assets
                              BANKS -- 1.0%
                              Diversified Banks -- 1.0%
            3,000(a)(i)       AgStar Financial Services ACA, 6.75% (144A)                   $     3,210,750
                                                                                            ---------------
                              Total Banks                                                   $     3,210,750
-----------------------------------------------------------------------------------------------------------
                              DIVERSIFIED FINANCIALS -- 1.1%
                              Other Diversified Financial Services -- 1.1%
          132,750(a)(h)       GMAC Capital Trust I, 6.824%, 2/15/40                         $     3,375,832
                                                                                            ---------------
                              Total Diversified Financials                                  $     3,375,832
-----------------------------------------------------------------------------------------------------------
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
            5,233             Alpha Natural Resources Holdings, Inc. (c)                    $        28,520
                                                                                            ---------------
                              Total Energy                                                  $        28,520
-----------------------------------------------------------------------------------------------------------
                              HEALTH CARE EQUIPMENT & SERVICES -- 0.0%+
                              Health Care Services -- 0.0%+
            5,233             ANR, Inc. (c)                                                 $       107,015
                                                                                            ---------------
                              Total Health Care Equipment & Services                        $       107,015
-----------------------------------------------------------------------------------------------------------
                              TOTAL PREFERRED STOCKS
                              (Cost $6,339,948)                                             $     6,722,117
-----------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Annual Report | 3/31/17

------------------------------------------------------------------------------------------------------------
Shares                                                                                      Value
------------------------------------------------------------------------------------------------------------
                              WARRANTS -- 0.0%+ of Net Assets
                              ENERGY -- 0.0%+
                              Coal & Consumable Fuels -- 0.0%+
              322(f)(p)       Contura Energy, Inc.                                          $         8,050
------------------------------------------------------------------------------------------------------------
                              Oil & Gas Exploration & Production -- 0.0%+
            6,448(f)(q)       Midstates Petroleum Co., Inc.                                 $             -
                                                                                            ----------------
                              Total Energy                                                  $         8,050
------------------------------------------------------------------------------------------------------------
                              TOTAL WARRANTS
                              (Cost $908)                                                   $         8,050
------------------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------
Principal
Amount
USD ($)
------------------------------------------------------------------------------------------------------------
                              TEMPORARY CASH INVESTMENTS -- 5.2% of
                              Net Assets
                              CERTIFICATE OF DEPOSIT -- 0.3%
        1,080,000             Sumitomo Mitsui Bank, 1.26%, 4/3/17                           $     1,080,036
------------------------------------------------------------------------------------------------------------
                              REPURCHASE AGREEMENT -- 0.7%
        2,190,000             $2,190,000 ScotiaBank, 0.81%, dated 3/31/17,
                              plus accrued interest on 4/3/17 collateralized
                              by the following:
                              $1,815,950 Freddie Mac Giant, 3.5-4.5%,
                              3/1/32-8/1/42, $407,800 Federal National Mortgage
                              Association, 3.0%-4.0%, 8/1/33-12/1/46,
                              $10,201 Government National Mortgage Association,
                              4.0%, 5/20/46.                                                $     2,190,000
------------------------------------------------------------------------------------------------------------
                              TREASURY BILLS -- 4.2%
        9,770,000(m)          U.S. Treasury Bill, 4/13/17                                   $     9,768,036
        3,280,000(m)          U.S. Treasury Bill, 4/27/17                                         3,278,403
                                                                                            ----------------
                                                                                            $    13,046,439
------------------------------------------------------------------------------------------------------------
                              TOTAL TEMPORARY CASH INVESTMENTS
                              (Cost $16,316,320)                                            $    16,316,475
------------------------------------------------------------------------------------------------------------
                              TOTAL INVESTMENTS IN SECURITIES -- 138.2%
                              (Cost -- $422,000,721) (r)(s)                                 $   432,365,725
------------------------------------------------------------------------------------------------------------
                              OTHER ASSETS AND LIABILITIES -- (38.2)%                       $  (119,608,807)
------------------------------------------------------------------------------------------------------------
                              NET ASSETS -- 100.0%                                          $   312,756,918
============================================================================================================

REIT        Real Estate Investment Trust.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At March 31, 2017, the value of these securities amounted to $210,458,386, or 67.3% of net assets.

(Cat Bond)  Catastrophe or event-linked bond. At March 31, 2017, the value of these securities amounted to $4,089,490, or 1.3% of net assets. See Notes to Financial Statements -- Note 1F.

+           Amount rounds to less than 0.1%.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 33

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the rate of a certificate of deposit or
            (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at March 31, 2017.

(a) The interest rate is subject to change periodically. The interest rate shown is the rate at March 31, 2017.

(b) Floating rate note. The rate shown is the coupon rate at March 31, 2017.

(c) Security is valued using fair value methods (other than prices supplied by independent pricing services). See Notes to Financial Statements -- Note 1 A.

(d) This term loan will settle after March 31, 2017, at which time the interest rate will be determined.

(e)         Security is in default.

(f)         Non-income producing.

(g) Payment in Kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Denotes security pledged and segregated as collateral for the credit agreement.

(i)         Security is perpetual in nature and has no stated maturity date.

(j) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at March 31, 2017.

(k) Structured reinsurance investment. At March 31, 2017, the value of these securities amounted to $9,929,806, or 3.2% of net assets. See Notes to Financial Statements -- Note 1F.

(l)         Rate to be determined.

(m) Security issued with a zero coupon. Income is recognized through accretion of discount.

(n)         Security is priced as a unit.

(o)         Consists of Revenue Bonds unless otherwise indicated.

(p)         Contura Energy warrants are exercisable into 322 shares.

(q)         Midstates Petroleum warrants are exercisable into 6,448 shares.

(r) At March 31, 2017, the net unrealized appreciation on investments based on cost for federal tax purposes of $423,489,720 was as follows:

             Aggregate gross unrealized appreciation for all investments in
               which there is an excess of value over tax cost                 $ 30,725,310

             Aggregate gross unrealized depreciation for all investments in
               which there is an excess of tax cost over value                  (21,849,305)
                                                                               ------------
             Net unrealized appreciation                                       $  8,876,005
                                                                               ============

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Annual Report | 3/31/17

(s) Distributions of investments by country of issue, as a percentage of long-term holdings based on country of domicile, is as follows:

            United States                                                                        79.4%
            Luxembourg                                                                            4.1
            Netherlands                                                                           3.4
            Bermuda                                                                               3.3
            Canada                                                                                2.2
            Ireland                                                                               1.2
            Other (individually less than 1%)                                                     6.4
                                                                                                ------
                                                                                                100.0%
                                                                                                ======

Purchases and sales of securities (excluding temporary cash investments) for the year ended March 31, 2017 were as follows:

--------------------------------------------------------------------------------
                                                Purchases          Sales
--------------------------------------------------------------------------------
Long-Term U.S. Government                       $ 19,649,345       $  18,158,938
Other Long-Term Securities                      $176,603,275       $ 181,454,635

The Trust is permitted to engage in purchase and sale transactions ("cross trades") with certain funds and accounts for which Pioneer Investment Management, Inc. (PIM) serves as the investment adviser, as set forth in Rule 17a-7 under the Investment Company Act of 1940, pursuant to procedures adopted by the Board of Trustees. Under these procedures, cross trades are effected at current market prices. During the year ended March 31, 2017, the Trust engaged in purchases and sales pursuant to these procedures amounting to $5,580,624 and $1,178,330, respectively resulting in a loss of $(117,170).

Principal amounts are denominated in U.S. dollars unless otherwise noted.

AUD --    Australian Dollar
EUR --    Euro
IDR --    Indonesian Rupiah

CREDIT DEFAULT SWAP AGREEMENTS -- SELL PROTECTION

-------------------------------------------------------------------------------------------------
                              Obligation
Notional                      Entity/             Credit     Expiration  Premiums    Unrealized
Principal ($)(1) Counterparty Index       Coupon  Rating(2)  Date        (Received)  Appreciation
-------------------------------------------------------------------------------------------------
2,000,000        JPMorgan     Goodyear    5.00%   BB         12/20/17    $(65,000)   $138,878
                 Chase        Tire &
                 Bank NA      Rubber Co.
=================================================================================================

(1) The notional amount is the maximum amount that a seller of credit protection would be obligated to pay upon occurrence of a credit event.

(2) Based on Standard & Poor's rating of the issuer or weighted average of all the underlying securities of the index.

CENTRALLY CLEARED INTEREST RATE SWAP AGREEMENTS

-------------------------------------------------------------------------------------------------
                                                  Annual
Notional                      Pay/     Floating   Fixed     Expiration  Premiums     Unrealized
Principal ($)    Exchange     Receive  Rate       Rate      Date        Paid         Appreciation
-------------------------------------------------------------------------------------------------
22,500,000       Chicago      Receive  LIBOR USD  1.593%    11/9/20     $101         $128,033
                 Mercantile            3 Month
                 Exchange
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 35

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

     Level 1 -- quoted prices in active markets for identical securities.

     Level 2 -- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risks, etc.). See Notes to Financial Statements -- Note 1A.

     Level 3 -- significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments). See Notes to Financial Statements -- Note 1A.

The following is a summary of the inputs used as of March 31, 2017, in valuing the Trust's investments.

------------------------------------------------------------------------------------------
                                  Level 1       Level 2      Level 3           Total
------------------------------------------------------------------------------------------
Asset Backed Securities           $         --  $   359,893  $             --  $   359,893
Collateralized Mortgage
   Obligation                               --      623,940                --      623,940
Commercial Mortgage-Backed
   Securities
   Banks
      Thrifts & Mortgage Finance            --    2,830,202           113,123    2,943,325
All Other Commercial
    Mortgage-Backed Securities              --    1,574,388                --    1,574,388
Senior Secured Floating
   Rate Loan Interests
   Capital Goods
      Aerospace & Defense                   --    1,003,125         2,144,625    3,147,750
   Health Care Equipment &
      Services
      Health Care Technology                --           --           853,713      853,713
All Other Senior Secured
    Floating Rate Loan Interests            --   17,151,318                --   17,151,318
Corporate Bonds & Notes
   Insurance
      Property & Casualty
         Insurance                          --    6,741,091         2,864,275    9,605,366
      Reinsurance                           --    3,182,580        10,836,716   14,019,296
All Other Corporate Bonds &
   Notes                                    --  338,952,922                --  338,952,922
Convertible Bonds & Notes                   --    8,445,183                --    8,445,183
Sovereign Debt Obligations                  --    3,790,920                --    3,790,920
U.S. Government and Agency
   Obligation                               --    1,502,493                --    1,502,493
Tax Exempt Obligations                      --      500,000                --      500,000
Municipal Collateralized Debt
   Obligation                               --      194,304                --      194,304
Common Stocks
   Capital Goods
      Industrial Machinery                  --           --               332          332
   Health Care Equipment &
      Services
      Health Care Technology                --           --             2,446        2,446
   Retailing
      Computer & Electronics
         Retail                             --           --            66,194       66,194
   Transportation
      Air Freight & Logistics               --      764,839                --      764,839

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Annual Report | 3/31/17

--------------------------------------------------------------------------------------------
                               Level 1         Level 2           Level 3       Total
--------------------------------------------------------------------------------------------
All Other Common Stocks        $      234,035  $             --  $         --  $    234,035
Convertible Preferred Stocks        4,586,426                --            --     4,586,426
Preferred Stocks
   Banks
      Diversified Banks                    --         3,210,750            --     3,210,750
   Energy
      Coal & Consumable Fuels              --            28,520            --        28,520
   Health Care Equipment &
      Services
      Health Care Services                 --           107,015            --       107,015
All Other Preferred Stocks          3,375,832                --            --     3,375,832
Warrants
   Energy
      Coal & Consumable
         Fuels                             --             8,050            --         8,050
      Oil & Gas Exploration &
         Production                        --                --*           --            --*
Certificate of Deposit                     --         1,080,036            --     1,080,036
Repurchase Agreement                       --         2,190,000            --     2,190,000
Treasury Bills                             --        13,046,439            --    13,046,439
--------------------------------------------------------------------------------------------
Total Investments in
   Securities                  $    8,196,293  $    407,288,008  $ 16,881,424  $432,365,725
============================================================================================
Other Financial Instruments
Unrealized appreciation
   on centrally cleared
   interest rate swap
   agreement                   $           --  $        128,033  $         --  $    128,033
Unrealized appreciation
   on credit default
   swap agreement                          --           138,878            --       138,878
Unrealized appreciation
   on forward foreign
   currency contracts                      --            30,964            --        30,964
--------------------------------------------------------------------------------------------
Total Other
   Financial Instruments       $           --  $        297,875  $         --  $    297,875
============================================================================================

*    Includes securities that are valued at $0.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 37

The following is a reconciliation of assets valued using significant unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                             Change in
                    Balance       Realized   unrealized                                   Accrued    Transfers Transfers Balance
                    as of         gain       appreciation                                 discounts/ in to     out of as of
                    3/31/16       (loss)(1)  (depreciation)(2) Purchases   Sales          premiums   Level 3*  Level 3*  3/31/17
------------------------------------------------------------------------------------------------------------------------------------
Commercial
 Mortgage-Backed
 Securities
Bank
 Thrifts &
 Mortgage
  Finance           $        --   $     869  $    1,524        $        -- $    (66,665)  $      55  $177,340  $      -- $   113,123
Senior Secured
 Floating Rate
 Loan Interests
Capital Goods
 Aerospace &
  Defense                    --          52      20,489          2,128,500       (5,375)        959        --         --   2,144,625
Health Care
 Equipment &
 Services
 Health Care
  Technology            853,713          --     (50,955)                --           --      50,955        --         --     853,713
Retailing
 Computer &
  Electronics
  Retail                272,963     (61,745)         --             45,719     (256,937)         --        --         --          --
Corporate Bonds
 & Notes
Capital Goods
 Industrial
  Machinery             544,547    (214,242)    140,432             40,473     (514,330)      3,120        --         --          --
Insurance
 Property
  & Casualty
  Insurance           2,096,179          --     757,993                 --           --      10,103        --         --   2,864,275
 Reinsurance         12,318,440          24     407,473         10,177,325  (12,112,634)     46,088        --         --  10,836,716
Common Stocks
Capital Goods
 Building Products      770,628     199,673    (332,568)                --     (637,733)         --        --         --          --
 Industrial
  Machinery                 332          --          --                 --           --          --        --         --         332
Health Care
 Equipment
 & Services
 Health Care
  Technology                135          --        (135)             2,446           --          --        --         --       2,446
Insurance
 Insurance Brokers           23        (365)        363                 --          (21)         --        --         --          --
Retailing
 Computer &
  Electronics
  Retail                238,843          --    (172,649)                --           --          --        --         --      66,194
Preferred Stocks
Insurance
 Insurance Brokers    1,848,249    (842,723)    451,818                 --   (1,457,344)         --        --         --          --
 Reinsurance             21,250          --     (21,250)                --           --          --        --         --          --
Warrant
Insurance
 Insurance Brokers           --**        --          --                 --           --**        --        --         --          --
------------------------------------------------------------------------------------------------------------------------------------
Total               $18,965,302   $(918,457) $1,202,535        $12,394,463 $(15,051,039)  $ 111,280  $177,340  $      -- $16,881,424
====================================================================================================================================

(1)  Realized gain (loss) on these securities is included in the realized gain
     (loss) from investments in the Statement of Operations.

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Annual Report | 3/31/17

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized appreciation (depreciation) from investments in the Statement of Operations.

* Transfers are calculated on the beginning of period value. For the year ended March 31, 2017, there were no transfers between Levels 1 and 2. Securities with an aggregate market value of $177,340 transferred from Level 2 to Level 3 as there were no longer observable inputs available to determine their value.

**   Includes securities that are valued at $0.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at March 31, 2017: $1,299,483.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 39

Statement of Assets and Liabilities | 3/31/17

ASSETS:
  Investments in securities, at value (at cost $422,000,721)             $ 432,365,725
  Foreign currencies, at value (at cost $851,447)                              850,773
  Restricted cash*                                                             157,651
  Receivables --
     Investment securities sold                                              3,029,311
     Interest                                                                7,389,674
     Dividends                                                                  60,809
  Unrealized appreciation on credit default swap agreement                     138,878
  Unrealized appreciation on forward foreign currency contracts                 30,964
  Other assets                                                                      66
---------------------------------------------------------------------------------------
        Total assets                                                     $ 444,023,851
=======================================================================================
LIABILITIES:
  Credit default swap agreement, premium received                        $      65,000
  Payables --
     Credit agreement                                                      125,000,000
     Investment securities purchased                                         4,870,603
     Trustees' fees                                                                245
     Administration fee                                                          8,977
     Interest expense                                                          319,967
  Due to custodian                                                             748,257
  Variation margin for centrally cleared swap agreement                         15,945
  Due to affiliates                                                            195,023
  Accrued expenses and other liabilities                                        42,916
---------------------------------------------------------------------------------------
        Total liabilities                                                $ 131,266,933
=======================================================================================
NET ASSETS:
  Paid-in capital                                                        $ 416,091,387
  Distributions in excess of net investment income                            (632,198)
  Accumulated net realized loss on investments, swap agreements, and
     foreign currency transactions                                        (113,359,625)
  Net unrealized appreciation on investments                                10,365,004
  Net unrealized appreciation on swap agreements                               266,911
  Net unrealized appreciation on forward foreign currency contracts and
     other assets and liabilities denominated in foreign currencies             25,439
---------------------------------------------------------------------------------------
  Net assets                                                             $ 312,756,918
=======================================================================================
NET ASSET VALUE PER SHARE:
  No par value (unlimited number of shares authorized)
     Based on $312,756,918 / 29,231,771 shares                           $       10.70
=======================================================================================

* Represents restricted cash deposited at the custodian and/or counterparty for derivative contracts.

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Annual Report | 3/31/17

Statement of Operations

For the Year Ended 3/31/17

INVESTMENT INCOME:
  Interest                                                          $ 32,365,808
  Dividends (net of foreign taxes withheld $10,500)                      645,264
  Loan facility and other income                                       1,103,422
----------------------------------------------------------------------------------------------------
        Total investment income                                                       $  34,114,494
----------------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                                    $ 2,535,774
  Administrative expense                                                 101,880
  Transfer agent fees                                                     19,150
  Shareholder communications expense                                      42,857
  Custodian fees                                                          41,326
  Professional fees                                                       96,106
  Printing expense                                                        15,946
  Trustees' fees                                                          15,173
  Pricing fees                                                            26,273
  Interest expense                                                     3,309,973
  Miscellaneous                                                           51,530
----------------------------------------------------------------------------------------------------
     Total expenses                                                                    $  6,255,988
----------------------------------------------------------------------------------------------------
        Net investment income                                                          $ 27,858,506
----------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS,
SWAP CONTRACTS, AND FOREIGN CURRENCY TRANSACTIONS:
  Net realized gain (loss) on:
     Investments                                                     $(17,518,858)
     Swap agreements                                                      (89,452)
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                     278,840      $(17,329,470)
----------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation on:
     Investments                                                     $ 56,684,189
     Swap agreements                                                      618,230
     Forward foreign currency contracts and other assets and
        liabilities denominated in foreign currencies                     158,203      $ 57,460,622
----------------------------------------------------------------------------------------------------
  Net realized and unrealized gain (loss) on investments,
     swap agreements, and foreign currency transactions                                $ 40,131,152
----------------------------------------------------------------------------------------------------
  Net increase in net assets resulting from operations                                 $ 67,989,658
====================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 41

Statements of Changes in Net Assets

------------------------------------------------------------------------------------------
                                                            Year            Year
                                                            Ended           Ended
                                                            3/31/17         3/31/16
------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income (loss)                                $  27,858,506   $  34,651,558
Net realized gain (loss) on investments, swap agreements,
  and foreign currency transactions                           (17,329,470)    (30,699,910)
Change in net unrealized appreciation (depreciation) on
  investments, swap agreements, and foreign
  currency transactions                                        57,460,622     (39,225,188)
------------------------------------------------------------------------------------------
     Net increase (decrease) in net assets resulting
        from operations                                     $  67,989,658   $ (35,273,540)
------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income ($0.97 and $1.34 per
  share, respectively)                                      $ (28,320,361)  $ (38,877,766)
------------------------------------------------------------------------------------------
     Total distributions to shareowners                     $ (28,320,361)  $ (38,877,766)
------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Reinvestment of distributions                               $   1,187,786   $   1,702,118
------------------------------------------------------------------------------------------
  Net increase in net assets from Trust share transactions  $   1,187,786   $   1,702,118
------------------------------------------------------------------------------------------
  Net increase (decrease) in net assets                     $  40,857,083   $ (72,449,188)

NET ASSETS:
Beginning of year                                             271,899,835     344,349,023
------------------------------------------------------------------------------------------
End of year                                                 $ 312,756,918   $ 271,899,835
------------------------------------------------------------------------------------------
Distributions in excess of net investment income            $    (632,198)  $  (2,228,324)
==========================================================================================

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Annual Report | 3/31/17

Statement of Cash Flows

For the Year Ended 3/31/17

Cash Flows From Operating Activities:
  Net increase in net assets resulting from operations                            $   67,989,658
-------------------------------------------------------------------------------------------------
Adjustments to reconcile net increase in net assets resulting from operations to net cash and foreign currencies from operating activities:
  Purchases of investment securities                                              $ (193,659,195)
  Proceeds from disposition and maturity of investment securities                    200,324,579
  Net purchases of temporary cash investments                                        (10,836,320)
  Net accretion and amortization of discount/premium on investment securities         (2,177,199)
  Change in unrealized appreciation on investments                                   (56,684,189)
  Change in unrealized appreciation on credit default swap agreements                     90,304
  Change in unrealized appreciation on forward foreign currency contracts
     and foreign currency                                                               (160,921)
  Net realized loss on investments                                                    17,518,858
  Net premiums paid on swap contracts                                                        101
  Decrease in restricted cash                                                            (28,227)
  Decrease in interest receivable                                                      2,586,019
  Increase in dividend receivable                                                        (26,734)
  Decrease in reinvestment of distributions                                              228,845
  Increase in due to other assets                                                            (66)
  Increase in due to affiliates                                                           20,947
  Decrease in trustees' fees payable                                                        (628)
  Increase in administration fees payable                                                  1,261
  Decrease in accrued expenses payable                                                   (71,684)
  Increase in interest expense payable                                                    63,649
  Decrease in variation margin for centrally cleared swap contracts                      (20,746)
-------------------------------------------------------------------------------------------------
     Net cash and foreign currencies from operating activities                    $   25,158,312
-------------------------------------------------------------------------------------------------
Cash Flows Used in Financing Activities:
  Increase in due to custodian                                                    $      748,257
  Distributions to shareowners                                                       (27,132,575)
-------------------------------------------------------------------------------------------------
     Net cash and foreign currencies used in financing activities                 $  (26,384,318)
-------------------------------------------------------------------------------------------------
Effect of Foreign Exchange Fluctuations on Cash:
   Effect of foreign exchange fluctuations on cash                                $      (53,023)
-------------------------------------------------------------------------------------------------
Cash and Foreign Currencies:
  Beginning of the year                                                           $    2,129,802
-------------------------------------------------------------------------------------------------
  End of the year                                                                 $      850,773
-------------------------------------------------------------------------------------------------
Cash Flow Information:
  Cash paid for interest                                                          $    3,246,324
-------------------------------------------------------------------------------------------------
Supplemental disclosure of cash flow information:
  Noncash financing activities not included herein consist of
     reinvestment of distributions                                                $    1,187,786
=================================================================================================

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 43

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------
                                                            Year          Year           Year           Year        Year
                                                            Ended         Ended          Ended          Ended       Ended
                                                            3/31/17       3/31/16        3/31/15        3/31/14     3/31/13
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                        $     9.34    $     11.89    $     14.19    $  14.23    $  13.45
-----------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations: (a)
   Net investment income                                    $     0.95    $      1.19    $      1.36    $   1.50    $   1.74
   Net realized and unrealized gain (loss) on investments,
      swap agreements, and foreign currency transactions          1.38          (2.40)         (2.05)       0.12        0.70
-----------------------------------------------------------------------------------------------------------------------------
Distributions to preferred shareowners from:
   Net investment income                                    $       --    $        --    $        --    $  (0.01)   $  (0.01)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations          $     2.33    $     (1.21)   $     (0.69)   $   1.61    $   2.43
-----------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income and previously undistributed net
      investment income                                     $    (0.97)*  $     (1.34)*  $     (1.61)*  $  (1.65)*  $  (1.65)
-----------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $     1.36    $     (2.55)   $     (2.30)   $  (0.04)   $   0.78
-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $    10.70    $      9.34    $     11.89    $  14.19    $  14.23
-----------------------------------------------------------------------------------------------------------------------------
Market value, end of period                                 $     9.87    $     10.04    $     12.87    $  17.83    $  16.97
=============================================================================================================================
Total return at net asset value (b)                              26.13%        (10.54)%        (7.38)%     10.32%      17.00%
Total return at market value (b)                                  8.23%        (11.37)%       (20.28)%     16.24%      12.65%
Ratios to average net assets of common shareowners:
   Total expenses plus interest expense (c)(d)                    2.10%          1.67%          1.33%       1.04%       1.08%
   Net investment income before preferred share
      distributions                                               9.36%         11.23%         10.30%      10.70%      13.03%
   Preferred share distributions                                    --%            --%            --%       0.04%       0.06%
   Net investment income available to shareowners                 9.36%         11.23%         10.30%      10.66%      12.97%
Portfolio turnover                                                  48%            24%            37%         30%         27%
Net assets of, end of period (in thousands)                 $  312,757    $   271,900    $   344,349    $406,884    $404,498

The accompanying notes are an integral part of these financial statements.

44 Pioneer High Income Trust | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------------------------------------
                                                            Year          Year           Year           Year        Year
                                                            Ended         Ended          Ended          Ended       Ended
                                                            3/31/17       3/31/16        3/31/15        3/31/14     3/31/13
----------------------------------------------------------------------------------------------------------------------------
Preferred shares outstanding (in thousands)                 $         --  $         --   $         --   $     --(e) $151,000
Asset coverage per preferred share, end of period           $         --  $         --   $         --   $     --(e) $ 91,971
Average market value per preferred share (f)                $         --  $         --   $         --   $     --(e) $ 25,000
Liquidation value, including dividends payable,
   per preferred share                                      $         --  $         --   $         --   $     --(e) $ 25,001
Total amount of debt outstanding (in thousands)             $    125,000  $    125,000   $    151,000   $151,000    $     --
Asset coverage per indebtedness (in thousands)              $      3,502  $      3,175   $      3,280   $  3,419    $     --
============================================================================================================================

* The amount of distributions made to shareowners during the year were in excess of the net investment income earned by the Trust during the year. The Trust has accumulated undistributed net investment income which is part of the Trust's NAV. A portion of the accumulated net investment income was distributed to shareowners during the period.

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b) Total investment return is calculated assuming a purchase of common shares at the current net asset value or market value on the first day and a sale at the current net asset value or market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(c) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(d)  Includes interest expense of 1.11%, 0.63%, 0.38%, 0.02%, and 0.0%, respectively.

(e)  Preferred shares were redeemed during the period.

(f)  Market value is redemption value without an active market.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 45

Notes to Financial Statements | 3/31/17

1. Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to provide a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles (U.S. GAAP) that require the management of the Trust to make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The Trust is an investment company and follows investment company accounting and reporting guidance under U.S. GAAP. The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements:

A.   Security Valuation

     The net asset value of the Trust is computed once daily, on each day the New York Stock Exchange (NYSE) is open, as of the close of regular trading on the NYSE.

     Fixed income securities are valued by using prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings, or may use a pricing matrix or other fair value methods or techniques to provide an estimated value of the security or instrument. A pricing matrix is a means of valuing a debt security on the basis of current market prices for other debt securities, historical trading patterns in the market for fixed income securities and/or other factors. Non-U.S. debt securities that are listed on an exchange will be valued at the bid price obtained from an independent third party pricing service. When independent third party pricing services are unable to supply prices, or when prices or market quotations are considered to be unreliable, the value of that security may be determined using quotations from one or more broker-dealers.

46 Pioneer High Income Trust | Annual Report | 3/31/17

     Loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation, an independent third party pricing service. If price information is not available from Loan Pricing Corporation, or if the price information is deemed to be unreliable, price information will be obtained from an alternative loan interest pricing service. If no reliable price quotes are available from either the primary or alternative pricing service, broker quotes will be solicited.

     Event-linked bonds or catastrophe bonds are valued at the bid price obtained from an independent third party pricing service. Other insurance linked securities (including sidecars, collateralized reinsurance and industry loss warranties) may be valued at the bid price obtained from an independent pricing service, or through a third party using a pricing matrix, insurance industry valuation models, or other fair value methods or techniques to provide an estimated value of the instrument.

     Equity securities that have traded on an exchange are valued by using the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation, or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices or, if both last bid and asked prices are not available, at the last quoted bid price. Last sale and bid and asked prices are provided by independent third party pricing services. In the case of equity securities not traded on an exchange, prices are typically determined by independent third party pricing services using a variety of techniques and methods.

     The value of foreign securities is translated in U.S. dollars based on foreign currency exchange rate quotations supplied by a third party pricing source. Trading in non-U.S. equity securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times. The Trust may use a fair value model developed by an independent pricing service to value non-U.S. equity securities.

     Swap contracts, including interest rate swaps, caps and floors (other than centrally cleared swap contracts) are valued at the dealer quotations obtained from reputable International Swap Dealers Association members. Centrally cleared swaps are valued at the daily settlement price provided by the central clearing counterparty.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Income Trust | Annual Report | 3/31/17 47

     Forward foreign currency exchange contracts are valued daily using the foreign exchange rate or, for longer term forward contract positions, the spot currency rate, in each case provided by a third party pricing service. Contracts whose forward settlement date falls between two quoted days are valued by interpolation.

     Shares of open-end registered investment companies (including money market mutual funds) are valued at such funds' net asset value. Repurchase agreements are valued at par. Cash may include overnight time deposits at approved financial institutions.

     Securities or loan interests for which independent pricing services or broker-dealers are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued by a fair valuation team comprised of certain personnel of Pioneer Investment Management, Inc. (PIM), the Trust's investment adviser and wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), pursuant to procedures adopted by the Trust's Board of Trustees. PIM's fair valuation team uses fair value methods approved by the Valuation Committee of the Board of Trustees. PIM's fair valuation team is responsible for monitoring developments that may impact fair valued securities and for discussing and assessing fair values on an ongoing basis, and at least quarterly, with the Valuation Committee of the Board of Trustees.

     Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ significantly from exchange prices and such differences could be material.

     At March 31, 2017, eight securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services, broker-dealers or using a third party insurance pricing model) representing 1.94% of net assets. The value of these fair valued securities are $6,067,120.

48 Pioneer High Income Trust | Annual Report | 3/31/17

B.   Investment Income and Transactions

     Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

     Discounts and premiums on purchase prices of debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns.

     Security transactions are recorded as of trade date. Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

C.   Foreign Currency Translation

     The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

     Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in the market price of those securities but are included with the net realized and unrealized gain or loss on investments.

D.   Forward Foreign Currency Contracts

     The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized appreciation or depreciation are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a contract is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into

                          Pioneer High Income Trust | Annual Report | 3/31/17 49 these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 4).

E.   Federal Income Taxes

     It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its net taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. As of March 31, 2017, the Trust did not accrue any interest or penalties with respect to uncertain tax positions, which if applicable, would be recorded as an income tax expense in the Statement of Operations. Tax returns filed within the prior three years remain subject to examination by federal and state tax authorities.

     The amount and character of income and capital gain distributions to shareowners are determined in accordance with federal income tax rules, which may differ from U.S. GAAP. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement and tax purposes. Capital accounts within the financial statements are adjusted for permanent book/tax differences to reflect tax character, but are not adjusted for temporary differences.

     At March 31, 2017, the Trust reclassified $2,057,981 to decrease distributions in excess of net investment income and $2,057,981 to increase accumulated net realized loss on investments to reflect permanent book/tax differences. These adjustments have no impact on the net assets or results of operations.

     At March 31, 2017, the Trust was permitted to carry forward $7,421,537 of short-term capital losses and $49,133,361 of long-term capital losses without limitation. Additionally, at March 31, 2017, the Trust had a net capital loss carry forward of $44,356,204 of which the following amounts will expire between 2018 and 2019 if not utilized: $42,238,794 in 2018 and $2,117,410 in 2019. Since unlimited losses are required to be used first, loss carry forwards that are subject to expiration may be more likely to expire unused.

     The Trust has elected to defer $13,489,950 of long-term capital losses recognized between October 1, 2016 and March 31, 2017, to its fiscal year ending March 31, 2018.

50 Pioneer High Income Trust | Annual Report | 3/31/17

     The tax character of distributions paid to shareowners during the years ended March 31, 2017 and March 31, 2016 were as follows:

     ---------------------------------------------------------------------------
                                                             2017           2016
     ---------------------------------------------------------------------------
     Distributions paid from:
     Ordinary income                                  $28,320,361    $38,877,766
     ---------------------------------------------------------------------------
          Total                                       $28,320,361    $38,877,766
     ===========================================================================

     The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2017:

     ---------------------------------------------------------------------------
                                                                            2017
     ---------------------------------------------------------------------------
     Distributable earnings:
     Undistributed ordinary income                                 $   2,015,358
     Capital loss carryforward                                      (100,911,102)
     Late year loss deferrals                                        (13,489,950)
     Other book/tax temporary differences                             (1,606,129)
     Unrealized appreciation                                          10,657,354
     ---------------------------------------------------------------------------
          Total                                                    $(103,334,469)
     ===========================================================================

     The difference between book-basis and tax-basis unrealized depreciation is primarily attributable to the realization for tax purposes of unrealized gains on investments in passive foreign investment companies, the book/tax differences in the accrual of income on securities in default, the difference between book and tax amortization methods and discounts on fixed income securities.

F.   Insurance-Linked Securities (ILS)

     The Trust invests in event-linked bonds. Event-linked bonds are floating rate debt obligations for which the return of principal and the payment of interest are contingent on the non-occurrence of a pre-defined "trigger" event, such as a hurricane or an earthquake of a specific magnitude. The trigger event's magnitude may be based on losses to a company or industry, industry indexes or readings of scientific instruments, or may be based on specified actual losses. If a trigger event occurs, as defined within the terms of an event-linked bond, the Trust may lose a portion or all of its accrued interest and/or principal invested in such event-linked bond. The Trust is entitled to receive principal and interest payments so long as no trigger event occurs of the description and magnitude specified by the instrument. In addition to the specified trigger events, event-linked bonds may expose the Trust to other risks, including but not limited to issuer (credit) default, adverse regulatory or jurisdictional interpretations and adverse tax consequences.

                          Pioneer High Income Trust | Annual Report | 3/31/17 51

     The Trust's investments in ILS may include special purpose vehicles ("SPVs") or similar instruments structured to comprise a portion of a reinsurer's catastrophe-oriented business, known as quota share instruments (sometimes referred to as reinsurance sidecars), or to provide reinsurance relating to specific risks to insurance or reinsurance companies through a collateralized instrument, known as collateralized reinsurance. Structured reinsurance investments also may include industry loss warranties ("ILWs"). A traditional ILW takes the form of a bilateral reinsurance contract, but there are also products that take the form of derivatives, collateralized structures, or exchange traded instruments.

     Structured reinsurance investments, including quota share instruments, collateralized reinsurance investments and ILWs, generally are subject to the same risks as event-linked bonds. In addition, where the instruments are based on the performance of underlying reinsurance contracts, the Trust has limited transparency into the individual underlying contracts and therefore must rely upon the risk assessment and sound underwriting practices of the issuer. Accordingly, it may be more difficult for PIM to fully evaluate the underlying risk profile of the Trust's structured reinsurance investments and therefore the Trust's assets are placed at greater risk of loss than if PIM had more complete information. Structured reinsurance instruments generally will be considered illiquid securities by the Trust. These securities may be difficult to purchase, sell or unwind. Illiquid securities also may be difficult to value. If the Trust is forced to sell an illiquid asset, the Trust may be forced to sell at a loss.

G.   Risks

     Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

     The value of securities held by the Trust may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic, political or regulatory conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. In the past several years, financial markets have

52 Pioneer High Income Trust | Annual Report | 3/31/17 experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. These conditions may continue, recur, worsen or spread.

     The Trust invests in below investment grade (high yield) debt securities, floating rate loans and event-linked bonds sometimes referred to as "catastrophe" bonds or "insurance-linked" bonds. The Trust may invest in securities and other obligations of any credit quality, including those that are rated below investment grade, or are unrated but are determined by the investment adviser to be of equivalent credit quality. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. Below investment grade securities, including floating rate loans, involve greater risk of loss, are subject to greater price volatility, and are less liquid and more difficult to value, especially during periods of economic uncertainty or change, than higher rated debt securities. Certain securities in which the Trust invests, including floating rate loans, once sold, may not settle for an extended period (for example, several weeks or even longer). The Trust will not receive its sale proceeds until that time, which may constrain the Trust's ability to meet its obligations. The Trust may invest in securities of issuers that are in default or that are in bankruptcy. The value of collateral, if any, securing a floating rate loan can decline or may be insufficient to meet the issuer's obligations or may be difficult to liquidate. No active trading market may exist for many floating rate loans, and many loans are subject to restrictions on resale. Any secondary market may be subject to irregular trading activity and extended settlement periods. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions. The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities are securities that cannot be disposed of by the Trust within seven days in the ordinary course of business at approximately the amounts which the Trust values the securities.

     Interest rates in the U.S. recently have been historically low, so the Trust faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities.

                          Pioneer High Income Trust | Annual Report | 3/31/17 53

H.   Repurchase Agreements

     Repurchase agreements are arrangements under which the Trust purchases securities from a broker-dealer or a bank, called the counterparty, upon the agreement of the counterparty to repurchase the securities from the Trust at a later date, and at a specific price, which is typically higher than the purchase price paid by the Trust. The securities purchased serve as the Trust's collateral for the obligation of the counterparty to repurchase the securities. The value of the collateral, including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. PIM is responsible for determining that the value of the collateral remains at least equal to the repurchase price. In the event of a default by the counterparty, the Trust is entitled to sell the securities, but the Trust may not be able to sell them for the price at which they were purchased, thus causing a loss to the Trust. Additionally, if the counterparty becomes insolvent, there is some risk that the Trust will not have a right to the securities, or the immediate right to sell the securities. Open repurchase agreements as of March 31, 2017 are disclosed in the Trust's Schedule of Investments.

I.   Automatic Dividend Reinvestment Plan

     All shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
     Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

     If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in shares of the Trust on terms that differ from the terms of the Plan.

54 Pioneer High Income Trust | Annual Report | 3/31/17

     Whenever the Trust declares a dividend on shares payable in cash, participants in the Plan will receive the equivalent in shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized shares from the Trust or (ii) by purchase of outstanding shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued shares. The number of newly issued shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may be able to transfer the shares to another broker and continue to participate in the Plan.

J.   Credit Default Swap Agreements

     A credit default swap is a contract between a buyer of protection and a seller of protection against a pre-defined credit event on an underlying reference obligation, which may be a single security or a basket or index of securities. The Trust may buy or sell credit default swap contracts to seek to increase the Trust's income, or to attempt to hedge the risk of default on portfolio securities. A credit default swap index is used to hedge risk or take a position on a basket of credit entities or indices. As a seller of protection, the Trust would be required to pay the notional (or other agreed-upon) value of the referenced debt obligation to the counterparty in the event of a default by a U.S. or foreign corporate issuer of a debt obligation, which would likely result in a loss to the Trust. In return, the Trust would receive from the counterparty a periodic stream of payments during the term of the contract provided that no event of default occurred. The maximum exposure of loss to the seller would be the notional value of the credit default swaps outstanding. If no default occurs, the Trust would keep the stream of payments and would have no payment obligation. The Trust may also buy credit default swap contracts in order to hedge against the risk of default of debt securities, in which case the Trust would function as the counterparty referenced above.

                          Pioneer High Income Trust | Annual Report | 3/31/17 55

     When the Trust enters into a credit default swap contract, the protection buyer makes an upfront or periodic payment to the protection seller in exchange for the right to receive a contingent payment. An upfront payment made by the Trust, as the protection buyer, is recorded as an asset in the Statement of Assets and Liabilities. Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations.

     Credit default swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made as a result of a credit event or upon termination of the contract are recognized, net of the appropriate amount of the upfront payment, as realized gains or losses in the Statement of Operations.

     Credit default swap contracts involving the sale of protection may involve greater risks than if the Trust had invested in the referenced debt instrument directly. Credit default swap contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Trust is a protection buyer and no credit event occurs, it will lose its investment. If the Trust is a protection seller and a credit event occurs, the value of the referenced debt instrument received by the Trust, together with the periodic payments received, may be less than the amount the Trust pays to the protection buyer, resulting in a loss to the Trust.

     The amount of cash deposited with the broker as collateral at March 31, 2017, and is included in "Restricted cash" in the Statement of Assets and Liabilities, was $163,934.

     Open credit default swap contracts at March 31, 2017 are listed in the Schedule of Investments. The average market value of credit default swap contracts open during the year ended March 31, 2017 was $114,637.

K.   Interest Rate Swap Contracts

     The Trust may enter into interest rate swaps to attempt to hedge against interest rate fluctuations or to enhance its income. Pursuant to the interest rate swap agreement, the Trust negotiates with a counterparty to exchange a periodic stream of payments based on a benchmark interest rate. One cash flow stream will typically be a floating rate payment based upon the specified floating benchmark interest rate while the other is typically a fixed interest rate. Payment flows are usually netted against each other, with the difference being paid by one party to the other on a monthly basis.

56 Pioneer High Income Trust | Annual Report | 3/31/17

     Periodic payments received or paid by the Trust are recorded as realized gains or losses in the Statement of Operations. Interest rate swap contracts are marked-to-market daily using valuations supplied by independent sources and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Interest rate swap contracts are subject to counterparty risk and movements in interest rates.

     Certain swap contracts that are cleared through a central clearinghouse are referred to as centrally cleared swaps. All payments made or received by the Trust are pursuant to a centrally cleared swap contract with the central clearing party rather than the original counterparty. Upon entering into a centrally cleared swap contract, the Trust is required to make an initial margin deposit, either in cash or in securities. The daily change in value on open centrally cleared swap contracts is recorded as variation margin on centrally cleared swaps on the Statement of Assets and Liabilities.

     Open interest rate swap contracts at March 31, 2017 are listed in the Schedule of Investments. The average value of interest swap contracts open during the year ended March 31, 2017 was $(198,853).

2. Management Agreement

PIM manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the year ended March 31, 2017 the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.85% of the Trust's average daily net assets.

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At March 31, 2017, $204,000 was payable to PIM related to management costs, administrative costs and certain other services is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

                          Pioneer High Income Trust | Annual Report | 3/31/17 57

3. Transfer Agent

American Stock Transfer & Trust Company (AST) serves as the transfer agent with respect to the Trust's shares. The Trust pays AST an annual fee, as is agreed to from time to time by the Trust and AST, for providing such services.

In addition, the Trust reimbursed the transfer agent for out-of-pocket expenses incurred by the transfer agent related to shareowner communications activities such as proxy and statement mailings and outgoing calls.

4. Forward Foreign Currency Contracts

During the year ended March 31, 2017, the Trust had entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract.

The average value of contracts open during the year ended March 31, 2017 was $(3,900,181).

Open foreign currency contracts at March 31, 2017, were as follows:

--------------------------------------------------------------------------------------------
                                   In
Currency                Currency   Exchange                        Settlement   Unrealized
Sold      Deliver       Purchased  for        Counterparty         Date         Appreciation
--------------------------------------------------------------------------------------------
AUD         249,750     USD          190,958  State Street         6/30/17      $   277
                                              Bank & Trust Co.
EUR       3,863,782     USD        4,163,167  Bank of America NA   4/28/17       30,687
--------------------------------------------------------------------------------------------
Total                                                                           $30,964
============================================================================================

AUD         Australian Dollar
EUR         Euro

5. Assets and Liabilities Offsetting

The Trust has entered into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Trust and a counterparty that governs the trading of certain OTC derivatives and typically contains, among other things, close-out and set-off provisions which apply upon the occurrence of event of a default and/or termination event as defined under the relevant ISDA Master Agreement. The ISDA Master Agreement may also give a party the right to terminate all transactions traded under such agreement if, among other things, there is deterioration in the credit quality of the other party. Upon an event of default or a termination of the ISDA Master Agreement, the non-defaulting party has the right to close out all transactions under such agreement and to

58 Pioneer High Income Trust | Annual Report | 3/31/17 net amounts owed under each transaction to determine one net amount payable by one party to the other. The right to close out and net payments across all transactions under the ISDA Master Agreement could result in a reduction of the Trust's credit risk to its counterparty equal to any amounts payable by the Trust under the applicable transactions, if any. However, the Trust's right to setoff may be restricted or prohibited by the bankruptcy or insolvency laws of the particular jurisdiction to which a specific ISDA counterparty is subject.

The collateral requirements for derivatives transactions under an ISDA Master Agreement are governed by a credit support annex to the ISDA Master Agreement. Collateral requirements are generally determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to threshold (a "minimum transfer amount") before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Trust and/or counterparty is held in segregated accounts by the Trust's custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. Cash that has been segregated to cover the Trust's collateral obligations, if any, will be reported separately in the Statement of Assets and Liabilities as "Restricted Cash". Securities pledged by the Trust as collateral, if any, are identified as such in the Schedule of Investments.

Financial instruments subject to an enforceable master netting agreement such as an ISDA Master Agreement have been offset on the Statement of Assets and Liabilities. The following charts show gross assets and liabilities of the Trust as of March 31, 2017:

-------------------------------------------------------------------------------------------------
                           Derivative
                           Assets
                           Subject to      Derivatives  Non-Cash      Cash          Net Amount
                           Master Netting  Available    Collateral    Collateral    of Derivative
Counterparty               Agreement       for Offset   Received (a)  Received (a)  Assets (b)
-------------------------------------------------------------------------------------------------
Bank of America NA         $ 30,687        $--          $--           $        --   $30,687
JP Morgan Chase
 Bank NA                    138,878         --           --              (138,878)       --
State Street Bank &
 Trust Co.                      277         --           --                    --       277
-------------------------------------------------------------------------------------------------
Total                      $169,842        $--          $--           $  (138,878)  $30,964
=================================================================================================

(a) The amount presented here may be less than the total amount of collateral received/pledged as the net amount of derivative assets and liabilities cannot be less than $0.

(b) Represents the net amount due from the counterparty in the event of default.

                          Pioneer High Income Trust | Annual Report | 3/31/17 59

6.   Additional Disclosures about Derivative Instruments and Hedging Activities

The Trust's use of derivatives subjects it to the following risks:

Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

Credit risk relates to the ability of the issuer of a financial instrument to make further principal or interest payments on an obligation or commitment that it has to the Trust.

Foreign exchange rate risk relates to fluctuations in the value of an asset or liability due to changes in currency exchange rates.

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

Commodity risk relates to the risk that the value of a commodity or commodity index will fluctuate based on increases or decreases in the commodities market and factors specific to a particular industry or commodity.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at March 31, 2017 was as follows:

------------------------------------------------------------------------------------
Statement of Assets and Liabilities
                         Interest     Credit      Foreign         Equity   Commodity
                         Rate Risk    Risk        Exchange Risk   Risk     Risk
------------------------------------------------------------------------------------
Assets:
 Unrealized
  appreciation on
  swaps agreements       $128,033     $138,878    $    --         $--      $--
 Unrealized
  appreciation on
  forward foreign
  currency contracts           --           --     30,964          --       --
------------------------------------------------------------------------------------
  Total Value            $128,033     $138,878    $30,964         $--      $--
====================================================================================

60 Pioneer High Income Trust | Annual Report | 3/31/17

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure at March 31, 2017 was as follows:

------------------------------------------------------------------------------------
Statement of Operations
                          Interest     Credit      Foreign        Equity   Commodity
                          Rate Risk    Risk        Exchange Risk  Risk     Risk
------------------------------------------------------------------------------------
Net realized
 gain (loss):
 Swap contracts           $(190,563)   $101,111    $     --       $--      $--
 Forward foreign
  currency contracts*            --          --     396,399        --       --
------------------------------------------------------------------------------------
  Total Value             $(190,563)   $101,111    $396,399       $--      $--
====================================================================================
Change in net
 unrealized
 appreciation
 (depreciation) on:
 Swap contracts           $ 708,534    $ (90,304)  $     --       $--      $--
 Forward foreign
  currency contracts*            --           --    213,944        --       --
------------------------------------------------------------------------------------
  Total Value             $ 708,534    $ (90,304)  $213,944       $--      $--
====================================================================================

* Included in the amount shown on the Statement of Operations as forward foreign currency contracts and other assets and liabilities denominated in foreign currencies.

7. Unfunded Loan Commitments

The Trust may enter into unfunded loan commitments. Unfunded loan commitments may be partially or wholly unfunded. During the contractual period, the Trust is obligated to provide funding to the borrower upon demand. A fee is earned by the Trust on the unfunded commitment and is recorded as interest income in the Statement of Operations.

As of March 31, 2017, the Trust had the following unfunded loan commitments outstanding:

----------------------------------------------------------------------------------------
                                                                          Unrealized
                                                                          Appreciation
Borrower                          Par          Cost         Value         (Depreciation)
----------------------------------------------------------------------------------------
American Axle & Manufacturing,
   Inc., Bridge Loan              $2,135,000   $2,135,000   $2,135,000    $--
AMC Entertainment Holdings,
   Inc., Bridge Loan               2,000,000    2,000,000    2,000,000     --
----------------------------------------------------------------------------------------
   Total                          $4,135,000   $4,135,000   $4,135,000    $--
========================================================================================

                          Pioneer High Income Trust | Annual Report | 3/31/17 61

8. Trust Shares

Transactions in shares of beneficial interest for the year ended March 31, 2017 and the year ended March 31, 2016 were as follows:

--------------------------------------------------------------------------------
                                                       3/31/17        3/31/16
--------------------------------------------------------------------------------
Shares outstanding at beginning of year                29,113,714     28,950,654
Reinvestment of distributions                             118,057        163,060
--------------------------------------------------------------------------------
Shares outstanding at end of year                      29,231,771     29,113,714
================================================================================

9. Credit Agreement

The Trust has entered into a Revolving Credit Facility (the Credit Agreement) agreement with Credit Suisse. Loans under the Credit Agreement are offered at a daily rate equal to the U.S. three-month LIBOR rate plus 1.75%. There is no fixed borrowing limit.

At March 31, 2017, the Trust had a borrowing outstanding under the credit agreement totaling $125,000,000. The interest rate charged at March 31, 2017 was
2.56 %. During the year ended March 31, 2017, the average daily balance was $125,000,000 at an average interest rate of 2.65%. Interest expense of $3,309,973 in connection with the credit agreement is included in the Statement of Operations.

The Trust is required to fully collateralize its outstanding loan balance as determined by Credit Suisse. Pledged assets are held in a segregated account and are denoted in the Schedule of Investments.

The Trust is required to maintain 300% asset coverage with respect to amounts outstanding under the credit agreement. Asset coverage is calculated by subtracting the Trust's total liabilities not including any bank loans and senior securities, from the Trust's total assets and dividing such amount by the principal amount of the borrowing outstanding.

10. Subsequent Events

A monthly dividend was declared on April 4, 2017 from undistributed and accumulated net investment income of $0.0650 per share payable April 28, 2017, to shareowners of record on April 19, 2017.

62 Pioneer High Income Trust | Annual Report | 3/31/17

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Income Trust:
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Pioneer High Income Trust (the "Trust"), as of March 31, 2017, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the years ended March 31, 2014, and 2013, were audited by other auditors. Those auditors expressed an unqualified opinion on those financial statements and financial highlights in their report dated May 22, 2014.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of March 31, 2017, by correspondence with the custodian, brokers and agent banks; where replies were not received from brokers and agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Income Trust as of March 31, 2017, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the three years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

/s/ Deloitte & Touche LLP

Boston, Massachusetts
May 26, 2017

                          Pioneer High Income Trust | Annual Report | 3/31/17 63

ADDITIONAL INFORMATION

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its shares in the open market.

Pioneer Investment Management, Inc. (the "Adviser"), the Trust's investment adviser, is currently an indirect, wholly owned subsidiary of UniCredit S.p.A. ("UniCredit"). On December 12, 2016, UniCredit announced that it has entered into a binding agreement for the sale of its Pioneer Investment business, which includes the Adviser, to Amundi (the "Transaction"). Amundi is headquartered in Paris, France, and, as of September 30, 2016, had more than $1.1 trillion in assets under management worldwide. The closing of the Transaction is expected to happen in 2017, subject to certain regulatory and antitrust approvals, and other conditions.

Under the Investment Company Act of 1940, the closing of the Transaction will cause the Trust's current investment advisory agreement with the Adviser to terminate. Accordingly, the Trust's Board of Trustees has approved a new investment advisory agreement for the Trust, which will be submitted to the shareholders of the Trust for their approval.

Change in Independent Registered Public Accounting Firm

Deloitte & Touche LLP, the Trust's independent registered public accounting firm, has informed the Board that it will no longer be independent with respect to the Trust upon the completion of the Transaction and, accordingly, that it intends to resign as the Trust's independent registered public accounting firm upon the completion of the Transaction. The Board will engage a new independent registered public accounting firm for the Trust upon the completion of the Transaction.

During the periods that Deloitte & Touche LLP has served as the Trust's independent registered public accounting firm, including the Trust's two most recent fiscal years, Deloitte & Touche LLP's reports on the Trust's financial statements have not contained an adverse opinion or disclaimer of opinion and have not been qualified or modified as to uncertainty, audit scope or accounting principles. Further, there have been no disagreements with Deloitte & Touche LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of Deloitte & Touche LLP, would have caused Deloitte & Touche LLP to make reference to the subject matter of the disagreement in connection with its report on the financial statements. In addition, there have been no reportable events of the kind described in Item 304(a)(1)(v) of Regulation S-K under the Securities Exchange Act of 1934.

64 Pioneer High Income Trust | Annual Report | 3/31/17

Approval of New and Interim Management Agreements

Pioneer Investment Management, Inc. (PIM) serves as the investment adviser to Pioneer High Income Trust (the Trust) pursuant to an investment management agreement between PIM and the Trust.

PIM is the principal U.S. asset management business of Pioneer Investments, a group of companies owned by Pioneer Global Asset Management S.p.A. ("PGAM"). PGAM is a wholly-owned subsidiary of UniCredit S.p.A. ("UniCredit"). UniCredit and PGAM have entered into a binding agreement to sell Pioneer Investments, including PIM, to Amundi (the "Transaction"). Upon the consummation of the transaction, PIM will become an indirect wholly-owned subsidiary of Amundi and Amundi's wholly-owned subsidiary, Amundi USA, Inc. The closing of the Transaction is expected to happen in 2017.

Under the Investment Company Act of 1940, the Trust's current investment management agreement (the "Current Management Agreement") will terminate automatically upon the consummation of the Transaction. In order for PIM to continue to manage the Trust after the consummation of the Transaction, the Trustees and shareholders of the Trust must approve a new investment management agreement for the Trust (the "New Management Agreement"). As discussed below, the Board of Trustees of the Trust approved the New Management Agreement at a meeting held on March 6-7, 2017. The New Management Agreement has been submitted to the shareholders of the Trust for their approval at a meeting to be held on June 13, 2017. If the shareholders of the Trust do not approve the New Management Agreement and the Transaction is completed, an interim investment management agreement between PIM and the Trust (the "Interim Management Agreement") will take effect upon the closing of the Transaction. The Board of Trustees of the Trust also approved the Interim Management Agreement at the March 6-7, 2017 meeting.

Board Evaluation of the New and Interim Management Agreements

The Board evaluated the Transaction and the New Management Agreement and Interim Management Agreement for the Trust. In connection with their evaluation of the Transaction and the New Management Agreement for the Trust, the Trustees requested such information as they deemed reasonably necessary, including: (a) the structure of the Transaction and the strategy underlying the Transaction;
(b) the anticipated benefits of the Transaction to the Trust and its shareholders; (c) the post-Transaction plans for PIM, including Amundi's plans for integration of Pioneer Investments and PIM with its existing asset management businesses and plans for the future development of PIM; (d) the effect of the Transaction on the ongoing services provided to

                          Pioneer High Income Trust | Annual Report | 3/31/17 65
the Trust, including the need to select a new independent registered public accounting firm for the Trust, and any plans to modify the operations of the Trust; (e) the stability and continuity of PIM's management and key employees, including compensation and benefits to PIM's key employees, and retention plans and incentive plan structure; (f) the post-Transaction indebtedness and financial resources of PIM; (g) Amundi's legal and operational structure, its principal shareholders and senior management, its investment management, risk management, administrative, legal and compliance functions; (h) certain regulatory matters relating to Amundi's affiliates; and (i) Amundi's commitment to the United States, including the role of PIM in the larger Amundi business.

The Trustees also requested and obtained the following information in connection with their evaluation of the Transaction and the New Management Agreement for the Trust: (i) memoranda provided by Fund counsel that summarized the legal standards and other considerations that are relevant to the Trustees in their deliberations regarding the New Management Agreement; (ii) the qualifications of the investment management teams for the Trust, as well as the level of investment by the Trust's portfolio managers in the Trust; (iii) the Trust's management fees and total expense ratios, the financial statements of PIM and its pre- and post-Transaction parent companies, profitability analyses from PIM, and analyses from PIM as to possible economies of scale; (iv) the profitability of the institutional business of PIM and PIM's affiliate, Pioneer Institutional Asset Management, Inc. ("PIAM") as compared to that of PIM's fund management business; and (v) the differences between the fees and expenses of the Trust and the fees and expenses of PIM's and PIAM's institutional accounts, as well as the different services provided by Adviser to the Trust and by PIM and PIAM to the institutional accounts. In addition, the Trustees considered the information provided at regularly scheduled meetings throughout the year regarding the Trust's performance and risk attributes, including through meetings with investment management personnel, and took into account other information related to the Trust provided to the Trustees at regularly scheduled meetings. The Trustees also considered information they had received in their review of the continuance of the Current Management Agreement for the Trust in September 2016.

At meetings held on January 9, 2017 and January 10, 2017, the Trustees met with representatives of Amundi and PGAM, including separate meetings of the Trustees who are not "interested persons" of the Fund Complex ("Independent Trustees") and counsel with representatives of Amundi and PGAM, and subsequently with representatives of Amundi. In those meetings, they received an extensive presentation from the representatives of Amundi, including the chief executive officer of Amundi, describing Amundi's background and history, its global asset management activities, the growth of its business, and its status as the largest asset management firm in Europe and

66 Pioneer High Income Trust | Annual Report | 3/31/17 one of the largest globally; its capital structure and financial resources, including information as to the financing of the Transaction; its principal investors, including its majority investor Credit Agricole S.A., and Credit Agricole's long-term commitment to the asset management business; the philosophy and strategy underlying the Transaction and the complementarity of Amundi's and Pioneer Investments' respective asset management businesses; Amundi's various operating and investment committees and how they would likely interact with PIM; the proposed integration process, including the progress to date and the establishment of various integration work streams; Amundi's plans for management of PIM; Amundi's philosophy as to compensation of key employees and its general intentions with respect to incentive plans for key employees of PIM; Amundi's preliminary plans to achieve cost and other synergies; and opportunities to further develop the business of PIM and PIAM, including in the area of institutional asset management, and how that would benefit shareholders of the Pioneer Funds.

In those meetings, the representatives of Amundi confirmed their intention that the Chief Executive Officer and Chief Investment Officer of PIM would remain in their current positions, and confirmed that they do not currently foresee major changes in the day-to-day investment management operations of PIM with respect to the Trust as a direct result of the Transaction. They discussed incentive arrangements for key personnel that would continue after the closing of the Transaction and their plans to establish a new long-term incentive plan following the closing. They also generally discussed ways in which PIM could potentially draw on the expanded global resources of Amundi post-Transaction. At those meetings, the Independent Trustees identified certain areas to which they requested further information, including as to trading and execution of securities transactions, research and portfolio management and potential changes in investment process, particularly where asset classes managed by PIM would overlap with asset classes managed by Amundi, the continued availability of resources currently at Pioneer Investments or elsewhere within Amundi to assist in management of certain Funds, and any anticipated significant changes in operations. The Independent Trustees considered the uncertainty as to whether the Trust's independent registered public accounting firm could continue to act in that capacity after the closing of the Transaction. The Independent Trustees also met with counsel to review the information they had received to date and to discuss next steps.

Subsequently, the Trustees received further information from Amundi, including written responses to questions raised by the Independent Trustees, and received from PIM the information requested of it. The Independent Trustees reviewed the information provided with counsel at telephonic meetings held on February 16, 2017 and February 27, 2017. The Trustees held

                          Pioneer High Income Trust | Annual Report | 3/31/17 67
a special in-person Board meeting on March 6-7, 2017 for further consideration of the New Management Agreements, the Interim Management Agreements and the Transaction. The Trustees met again with senior executives of Amundi at the March 6-7, 2017 meeting.

At the March 6-7, 2017 meeting, based on their evaluation of the information provided by PIM and Amundi, the Trustees including the Independent Trustees voting separately, approved the New Management Agreement and the Interim Management Agreement for the Trust. In considering the New Management Agreement for the Trust, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in their determinations. The Trustees considered the same factors with respect to the Interim Management Agreement for the Trust.

Nature, Extent and Quality of Services.

The Trustees considered the nature, extent and quality of the services that had been provided by PIM to the Trust and that are expected to be provided by PIM to the Trust following the consummation of the Transaction. The Trustees reviewed the terms of the New Management Agreement, and noted that such terms are substantially similar to the terms of the Current Management Agreement, except for different execution dates, effective dates and termination dates. The Trustees reviewed PIM's investment approach for the Trust and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Trust. They also reviewed the amount of non-investment resources and personnel of PIM that are involved in PIM's services to the Trust, including PIM's compliance and legal resources and personnel. The Trustees noted the substantial attention and high priority given by PIM's senior management to the Pioneer Fund complex.

The Trustees considered that PIM supervises and monitors the performance of the Trust's service providers and provides the Trust with personnel (including Fund officers) and other resources that are necessary for the Trust's business management and operations and that PIM would continue to provide those investment management and research services and resources to the Trust following the consummation of the Transaction. The Trustees also considered that, as administrator, PIM would continue to be responsible for the administration of the Trust's business and other affairs. The Trustees considered the fees to be paid to PIM for the provision of administration services.

68 Pioneer High Income Trust | Annual Report | 3/31/17

The Trustees considered that Deloitte & Touche LLP has informed the Board that it will no longer be independent with respect to the Trust upon the completion of the Transaction and, accordingly, that it will be necessary for the Board to engage a new independent registered public accounting firm for the Trust.

The Trustees considered that the Transaction is not expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Trust and its shareholders, including investment management, risk management, administrative, compliance, legal and other services, as a result of the Transaction.

In that regard, the Trustees considered that Amundi is one of the largest asset managers globally, and that PIM may have access to additional research and portfolio management capabilities as a result of the Transaction and that PIM, as part of Amundi, is expected to have an enhanced global presence that may contribute to an increase in the overall scale and resources of PIM. Furthermore, in considering whether the Transaction would be expected to have a material adverse impact on the nature, scope and overall quality of services provided to the Trust and its shareholders, the Trustees considered the statements by representatives of Amundi that they expect the Chief Executive Officer and Chief Investment Officer of PIM to remain in their current positions and that they do not currently foresee major changes in the day-to-day investment management operations of PIM as a direct result of the Transaction, or the risk management, legal or compliance services provided by PIM, with respect to the Trust. They further considered the current incentive arrangements for key personnel of PIM that would continue after the closing of the Transaction. They also noted Amundi's stated intention to establish a new long-term incentive plan following the closing.

The Trustees also took into account their experience in evaluating the proposed combination of Pioneer Investments and Santander Asset Management, which was announced in September, 2014 and abandoned in July, 2016. In light of, among other things, this experience, the Trustees determined that they were not able to identify any realistic alternatives to approving the New Management Agreement that would provide the level of services to the Trust and its shareholders that are expected to be provided by PIM after the closing of the Transaction.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Trust under the New Management Agreement would be satisfactory and consistent with the terms of the New Management Agreement.

                          Pioneer High Income Trust | Annual Report | 3/31/17 69

Performance of the Trust

In considering the Trust's performance, the Trustees regularly reviewed and discussed throughout the year data prepared by PIM and information comparing the Trust's performance with the performance of its peer group of funds, as classified by each of Morningstar, Inc. (Morningstar) and Lipper, and the performance of the Trust's benchmark index. They also discussed the Trust's performance with PIM on a regular basis.

The Trustees discussed the Trust's performance with PIM on a more frequent basis in light of the Trust's unfavorable performance compared to its benchmark index and peers over certain periods. The Trustees noted PIM's explanation for the Trust's relative performance and the steps taken by PIM to address the Trust's performance. It was noted that the Trust's recent performance was improved relative to its peer group and benchmark index.

The Trustees' regular reviews and discussions, including the steps taken by PIM to address the Trust's performance, were factored into the Trustees' deliberations concerning the approval of the New Management Agreement.

Management Fee and Expenses

The Trustees noted that the stated management fees to be paid by the Trust are identical under the Current Management Agreement and the New Management Agreement. The Trustees considered information showing the fees and expenses of the Trust in comparison to the management fees and expense ratios of its peer group of funds as classified by Morningstar and also to the expense ratios of a peer group of funds selected on the basis of criteria determined by the Independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party. In all quintile rankings referred to below, first quintile is most favorable to the Trust's shareowners. To the extent applicable, the Trustees also considered the impact of transfer agency, sub-transfer agency, and other non-management fee expenses on the expense ratios of the Trust. The Trustees noted that they separately review the Trust's transfer agency, sub-transfer agency and intermediary arrangements and that the results of the most recent such review were considered in the consideration of the Trust's expense ratio.

The Trustees considered that the Trust's management fee (based on managed assets) as of September 30, 2016 was in the first quintile relative to the management fees paid by other funds in its Strategic Insight peer group for the comparable period. The Trustees considered that the expense ratio (based on managed assets) of the Trust's common shares as of September 30, 2016 was in the first quintile relative to its Strategic Insight peer group for the comparable period.

70 Pioneer High Income Trust | Annual Report | 3/31/17

The Trustees reviewed management fees charged by PIM and PIAM to institutional and other clients, including publicly offered European funds sponsored by PIM's affiliates, unaffiliated U.S. registered investment companies (in a sub-advisory capacity), and unaffiliated foreign and domestic separate accounts. The Trustees also considered PIM's costs in providing services to the Trust and PIM's and PIAM's costs in providing services to the other clients and considered the differences in management fees and profit margins for fund and non-fund services. In evaluating the fees associated with PIM's and PIAM's client accounts, the Trustees took into account the respective demands, resources and complexity associated with the Trust and other client accounts. The Trustees noted that in some instances the fee rates for those clients were lower than the management fee for the Trust and considered that, under both the Current Management Agreement and the New Management Agreement, PIM would perform additional services for the Trust that it does not provide to those other clients or services that are broader in scope, including oversight of the Trust's other service providers and activities related to compliance and the extensive regulatory and tax regimes to which the Trust is subject. The Trustees also considered the different risks associated with PIM's management of the Trust and PIM's and PIAM's management of the other client accounts.

The Trustees concluded that the management fee payable by the Trust to PIM was reasonable in relation to the nature and quality of the services to be provided by PIM.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Trust, including the methodology used by PIM in allocating certain of its costs to the management of the Trust. The Trustees also considered PIM's profit margin in connection with the overall operation of the Trust. They further reviewed the financial results, including the profit margins, realized by PIM and PIAM from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Trust in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees concluded that PIM's profitability with respect to the management of the Trust was not unreasonable.

Economies of Scale

The Trustees considered PIM's views relating to economies of scale in connection with the Pioneer Funds as fund assets grow and the extent to which any such economies of scale are shared with the Trust and Fund shareholders. The Trustees recognize that economies of scale are difficult to identify and quantify, and that, among other factors that may be relevant, are

                          Pioneer High Income Trust | Annual Report | 3/31/17 71
the following: fee levels, expense subsidization, investment by PIM in research and analytical capabilities and PIM's commitment and resource allocation to the Trust. The Trustees noted that profitability also may be an indicator of the availability of any economies of scale, although profitability may vary for other reasons including due to reductions in expenses. The Trustees concluded that economies of scale, if any, were being appropriately shared with the Trust.

Other Benefits

The Trustees considered the other benefits that PIM enjoys from its relationship with the Trust. The Trustees considered the character and amount of fees paid or to be paid by the Trust, other than under the Current Management Agreement or the New Management Agreement, for services provided by PIM and its affiliates. The Trustees further considered the revenues and profitability of PIM's businesses other than the Fund business. To the extent applicable, the Trustees also considered the benefits to the Trust and to PIM and its affiliates from the use of "soft" commission dollars generated by the Trust to pay for research and brokerage services.

The Trustees considered that following the completion of the Transaction, PIM will be the principal U.S. asset management business of Amundi, and that Amundi's worldwide asset management business will manage over $1.38 trillion in assets (including the Pioneer Funds). This may create opportunities for PIM, PIAM and Amundi that derive from PIM's relationships with the Trust, including Amundi's ability to market the services of PIM globally. The Trustees noted that PIM may have access to additional research capabilities as a result of the Transaction and Amundi's enhanced global presence that may contribute to an increase of the overall scale of PIM. The Trustees considered that PIM and the Trust are expected to receive reciprocal intangible benefits from the relationship, including mutual brand recognition and, for the Trust, direct and indirect access to the resources of a large global asset manager. The Trustees concluded that any such benefits received by PIM as a result of its relationship with the Trust were reasonable.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including the Independent Trustees, concluded that the New Management Agreement and the Interim Management Agreement for the Trust, including the fees payable thereunder, were fair and reasonable and voted to approve the New Management Agreement and the Interim Management Agreement, and to recommend that shareholders approve the New Management Agreement.

72 Pioneer High Income Trust | Annual Report | 3/31/17

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Deloitte & Touche LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Morgan, Lewis & Bockius LLP

Shareowner Services and Transfer Agent
American Stock Transfer & Trust Company

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at www.sec.gov.

Trustees and Officers

The Trust's Trustees and officers are listed below, together with their principal occupations during at least the past five years. Trustees who are interested persons of the Trust within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Trust are referred to as Independent Trustees. Each of the Trustees serves as a trustee of each of the 46 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). The address for all Trustees and all officers of the Trust is 60 State Street, Boston, Massachusetts 02109.

The Statement of Additional Information of the Fund includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-225-6292.

                          Pioneer High Income Trust | Annual Report | 3/31/17 73

Independent Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held With the Trust   Length of Service              Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (66)           Class I Trustee since 2006.    Private investor (2004 - 2008 and 2013 -    Director, Broadridge
Chairman of the Board          Term expires in 2018.          present); Chairman (2008 - 2013) and Chief  Financial Solutions, Inc.
and Trustee                                                   Executive Officer (2008 - 2012),            (investor communications
                                                              Quadriserv, Inc. (technology products for   and securities processing
                                                              securities lending industry); and Senior    provider for financial
                                                              Executive Vice President, The Bank of New   services industry) (2009 -
                                                              York (financial and securities services)    present); Director,
                                                              (1986 - 2004)                               Quadriserv, Inc. (2005 -
                                                                                                          2013); and Commissioner,
                                                                                                          New Jersey State Civil
                                                                                                          Service Commission (2011 -
                                                                                                          2015)
------------------------------------------------------------------------------------------------------------------------------------
David R. Bock (73)             Class II Trustee since 2005.   Managing Partner, Federal City Capital      Director of New York
Trustee                        Term expires in 2019.          Advisors (corporate advisory services       Mortgage Trust
                                                              company) (1997 - 2004 and 2008 - present);  (publicly-traded mortgage
                                                              Interim Chief Executive Officer, Oxford     REIT) (2004 - 2009, 2012 -
                                                              Analytica, Inc. (privately-held research    present); Director of The
                                                              and consulting company) (2010); Executive   Swiss Helvetia Fund, Inc.
                                                              Vice President and Chief Financial Officer, (closed-end fund) (2010 -
                                                              I-trax, Inc. (publicly traded health care   present); Director of
                                                              services company) (2004 - 2007); and        Oxford Analytica, Inc.
                                                              Executive Vice President and Chief          (2008 - present); and
                                                              Financial Officer, Pedestal Inc.            Director of Enterprise
                                                              (internet-based mortgage trading company)   Community Investment, Inc.
                                                              (2000 - 2002); Private consultant           (privately-held affordable
                                                              (1995-1997), Managing Director, Lehman      housing finance company)
                                                              Brothers (investment banking firm)           (1985 - 2010)
                                                              (1992-1995); and Executive, The World Bank
                                                              (1979-1992)
------------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (72)      Class III Trustee since 2008.  William Joseph Maier Professor of Political Trustee, Mellon
Trustee                        Term expires in 2017.          Economy, Harvard University (1972 -         Institutional Funds
                                                              present)                                    Investment Trust and
                                                                                                          Mellon Institutional Funds
                                                                                                          Master Portfolio (oversaw
                                                                                                          17 portfolios in fund
                                                                                                          complex) (1989-2008)
------------------------------------------------------------------------------------------------------------------------------------

74 Pioneer High Income Trust | Annual Report | 3/31/17

----------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                        Other Directorships
Position Held With the Trust   Length of Service             Principal Occupation                        Held by Trustee
----------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (69)      Class III Trustee since 2002. Founding Director, Vice President and       None
Trustee                        Term expires in 2017.         Corporate Secretary, The Winthrop Group,
                                                             Inc. (consulting firm) (1982 - present);
                                                             Desautels Faculty of Management, McGill
                                                             University (1999 - present); and Manager of
                                                             Research Operations and Organizational
                                                             Learning, Xerox PARC, Xerox's advance
                                                             research center (1990-1994)
----------------------------------------------------------------------------------------------------------------------------------
Lorraine H. Monchak (60)       Class II Trustee since 2015.  Chief Investment Officer, 1199 SEIU Funds   None
Advisory Trustee               Term expires in 2019.         (healthcare workers union pension funds)
                                                             (2001 - present); Vice President -
                                                             International Investments Group, American
                                                             International Group, Inc. (insurance
                                                             company) (1993 - 2001); Vice President,
                                                             Corporate Finance and Treasury Group,
                                                             Citibank, N.A. (1980 - 1986 and 1990 -
                                                             1993); Vice President - Asset/Liability
                                                             Management Group, Federal Farm Funding
                                                             Corporation (government-sponsored issuer of
                                                             debt securities) (1988 - 1990); Mortgage
                                                             Strategies Group, Shearson Lehman Hutton,
                                                             Inc. (investment bank) (1987 - 1988); and
                                                             Mortgage Strategies Group, Drexel Burnham
                                                             Lambert, Ltd. (investment bank) (1986 -
                                                             1987)
----------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (68)       Class I Trustee since 2002.   President and Chief Executive Officer,      Director of New America
Trustee                        Term expires in 2018.         Newbury Piret Company (investment banking   High Income Fund, Inc.
                                                             firm) (1981 - present)                      (closed-end investment
                                                                                                         company) (2004 - present);
                                                                                                         and Member, Board of
                                                                                                         Governors, Investment
                                                                                                         Company Institute (2000 -
                                                                                                         2006)
----------------------------------------------------------------------------------------------------------------------------------
Fred J. Ricciardi (70)         Class I Trustee since 2014.   Consultant (investment company services)    None
Trustee                        Term expires in 2018.         (2012 - present); Executive Vice President,
                                                             BNY Mellon (financial and investment company
                                                             services) (1969 - 2012); Director, BNY
                                                             International Financing Corp. (financial
                                                             services) (2002 - 2012); and Director,
                                                             Mellon Overseas Investment Corp. (financial
                                                             services) (2009 - 2012)
----------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/17 75

Interested Trustees

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                          Other Directorships
Position Held With the Trust   Length of Service               Principal Occupation                        Held by Trustee
------------------------------------------------------------------------------------------------------------------------------------
Lisa M. Jones (55)*            Class II Trustee since 2015.    Chair, Director, CEO and President of       None
Trustee, President and         Term expires in 2019.           Pioneer Investment Management-USA
Chief Executive Officer                                        (PIM-USA) (since September 2014);Chair,
                                                               Director, CEO and President of Pioneer
                                                               Investment Management, Inc. (since
                                                               September 2014); Chair, Director, CEO and
                                                               President of Pioneer Funds Distributor,
                                                               Inc. (since September 2014); Chair,
                                                               Director, CEO and President of Pioneer
                                                               Institutional Asset Management, Inc.
                                                               (since September 2014); and Chair,
                                                               Director, and CEO of Pioneer Investment
                                                               Management Shareholder Services, Inc.
                                                               (since September 2014); Managing Director,
                                                               Morgan Stanley Investment Management (2010
                                                               - 2013); and Director of Institutional
                                                               Business, CEO of International, Eaton
                                                               Vance Management (2005 - 2010)
------------------------------------------------------------------------------------------------------------------------------------
Kenneth J. Taubes (58)*        Class III Trustee since 2014.   Director and Executive Vice President       None
Trustee                        Term expires in 2017.           (since 2008) and Chief Investment Officer,
                                                               U.S. (since 2010) of PIM-USA; Executive
                                                               Vice President of Pioneer (since 2008);
                                                               Executive Vice President of Pioneer
                                                               Institutional Asset Management, Inc.
                                                               (since 2009); and Portfolio Manager of
                                                               Pioneer (since 1999)
------------------------------------------------------------------------------------------------------------------------------------

* Ms. Jones and Mr. Taubes are Interested Trustee because they are officers or directors of the Trust's investment adviser and certain of its affiliates.

76 Pioneer High Income Trust | Annual Report | 3/31/17

Trust Officers

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held With the Trust   Length of Service              Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (52)     Since 2003. Serves at the      Vice President and Associate General        None
Secretary and Chief Legal      discretion of the Board.       Counsel of Pioneer since January 2008;
Officer                                                       Secretary and Chief Legal Officer of all of
                                                              the Pioneer Funds since June 2010;
                                                              Assistant Secretary of all of the Pioneer
                                                              Funds from September 2003 to May 2010; and
                                                              Vice President and Senior Counsel of
                                                              Pioneer from July 2002 to December 2007
------------------------------------------------------------------------------------------------------------------------------------
Carol B. Hannigan (56)         Since 2010. Serves at the      Fund Governance Director of Pioneer since   None
Assistant Secretary            discretion of the Board.       December 2006 and Assistant Secretary of
                                                              all the Pioneer Funds since June 2010;
                                                              Manager - Fund Governance of Pioneer from
                                                              December 2003 to November 2006; and Senior
                                                              Paralegal of Pioneer from January 2000 to
                                                              November 2003
------------------------------------------------------------------------------------------------------------------------------------
Thomas Reyes (54)              Since 2010. Serves at the      Senior Counsel of Pioneer since May 2013    None
Assistant Secretary            discretion of the Board.       and Assistant Secretary of all the Pioneer
                                                              Funds since June 2010; and Counsel of
                                                              Pioneer from June 2007 to May 2013
------------------------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (57)           Since 2008. Serves at the      Vice President - Fund Treasury of Pioneer;  None
Treasurer and Chief Financial  discretion of the Board.       Treasurer of all of the Pioneer Funds since
and Accounting Officer                                        March 2008; Deputy Treasurer of Pioneer
                                                              from March 2004 to February 2008; and
                                                              Assistant Treasurer of all of the Pioneer
                                                              Funds from March 2004 to February 2008
------------------------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (51)          Since 2002. Serves at the      Director - Fund Treasury of Pioneer; and    None
Assistant Treasurer            discretion of the Board.       Assistant Treasurer of all of the Pioneer
                                                              Funds
------------------------------------------------------------------------------------------------------------------------------------
Gary Sullivan (58)             Since 2002. Serves at the      Fund Accounting Manager - Fund Treasury of  None
Assistant Treasurer            discretion of the Board.       Pioneer; and Assistant Treasurer of all of
                                                              Pioneer Funds
------------------------------------------------------------------------------------------------------------------------------------

                          Pioneer High Income Trust | Annual Report | 3/31/17 77

------------------------------------------------------------------------------------------------------------------------------------
Name, Age and                  Term of Office and                                                         Other Directorships
Position Held With the Trust   Length of Service              Principal Occupation                        Held by Officer
------------------------------------------------------------------------------------------------------------------------------------
David F. Johnson (37)          Since 2009. Serves at the      Fund Administration Manager - Fund Treasury None
Assistant Treasurer            discretion of the Board.       of Pioneer since November 2008; Assistant
                                                              Treasurer of all of the Pioneer Funds since
                                                              January 2009; and Client Service Manager -
                                                              Institutional Investor Services at State
                                                              Street Bank from March 2003 to March 2007
------------------------------------------------------------------------------------------------------------------------------------
Jean M. Bradley (64)           Since 2010. Serves at the      Chief Compliance Officer of Pioneer and of  None
Chief Compliance Officer       discretion of the Board.       all the Pioneer Funds since March 2010;
                                                              Chief Compliance Officer of Pioneer
                                                              Institutional Asset Management, Inc. since
                                                              January 2012; Chief Compliance Officer of
                                                              Vanderbilt Capital Advisors, LLC since July
                                                              2012: Director of Adviser and Portfolio
                                                              Compliance at Pioneer since October 2005;
                                                              and Senior Compliance Officer for Columbia
                                                              Management Advisers, Inc. from October 2003
                                                              to October 2005
------------------------------------------------------------------------------------------------------------------------------------
Kelly O'Donnell (46)           Since 2006. Serves at the      Director - Transfer Agency Compliance of    None
Anti-Money Laundering Officer  discretion of the Board.       Pioneer and Anti-Money Laundering Officer
                                                              of all the Pioneer Funds since 2006
------------------------------------------------------------------------------------------------------------------------------------

78 Pioneer High Income Trust | Annual Report | 3/31/17

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/17 79

                           This page is for your notes.

80 Pioneer High Income Trust | Annual Report | 3/31/17

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/17 81

                          This page is for your notes.

82 Pioneer High Income Trust | Annual Report | 3/31/17

                          This page is for your notes.

                          Pioneer High Income Trust | Annual Report | 3/31/17 83

                          This page is for your notes.

84 Pioneer High Income Trust | Annual Report | 3/31/17

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                                      1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                                      Write to

General inquiries, lost dividend checks,                 American Stock
change of address, lost stock certificates,              Transfer & Trust
stock transfer                                           Operations Center
                                                         6201 15th Ave.
                                                         Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                        American Stock
                                                         Transfer & Trust
                                                         Wall Street Station
                                                         P.O. Box 922
                                                         New York, NY 10269-0560

Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] PIONEER
       Investments(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(C) 2017 Pioneer Investments 19206-11-0517

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 12(a)(1), a copy of its code of ethics that applies to the registrant's principal executive officer,principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.


The audit fees for the Trust were $49,954 payable to Deloitte & Touche LLP for the year ended
March 31, 2017 and $47,063 for the year ended March 31, 2016.


(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Audit-Related Fees
There were no fees for audit-related or other services provided to the Trust during the fiscal years ended
March 31, 2017 and 2016.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

The tax fees for the Trust were $9,904
payable to Deloitte & Touche LLP for the year ended
March 31, 2017 and $9,876 for the year ended March 31, 2016


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.


Other Fees
There were no fees for audit-related or other services provided to the Fund during the fiscal years ended
March 31, 2017 and 2016.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Non-Audit Services
Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Trust's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Trust. For the years ended March 31 2017 and 2016, there were no services provided to an affiliate that required the Trust's audit committee pre-approval.



(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountants engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrants accountant for services rendered to the registrant, and rendered to the registrants investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Trust and affiliates, as previously defined, totaled approximately
$9,904 in 2017 and $9,876 in 2016.

(h) Disclose whether the registrants audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrants investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre- approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

ITEM 6. SCHEDULE OF INVESTMENTS.

File Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.1212 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Proxy Voting Policies and Procedures of
                       Pioneer Investment Management, Inc.

                            VERSION DATED July, 2004

                                    Overview

   Pioneer Investment Management, Inc. ("Pioneer") is a fiduciary that owes each of its client's duties of care and loyalty with respect to all services undertaken on the client's behalf, including proxy voting. When Pioneer has been delegated proxy-voting authority for a client, the duty of care requires Pioneer to monitor corporate events and to vote the proxies. To satisfy its duty of loyalty, Pioneer must place its client's interests ahead of its own and must cast proxy votes in a manner consistent with the best interest of its clients. Pioneer will vote all proxies presented in a timely manner.

   The Proxy Voting Policies and Procedures are designed to complement Pioneer's investment policies and procedures regarding its general responsibility to monitor the performance and/or corporate events of companies that are issuers of securities held in accounts managed by Pioneer. Pioneer's Proxy Voting Policies summarize Pioneer's position on a number of issues solicited by companies held by Pioneer's clients. The policies are guidelines that provide a general indication on how Pioneer would vote but do not include all potential voting scenarios.

   Pioneer's Proxy Voting Procedures detail monitoring of voting, exception votes, and review of conflicts of interest and ensure that case-by-case votes are handled within the context of the overall guidelines (i.e. best interest of client). The overriding goal is that all proxies for US and non-US companies that are received promptly will be voted in accordance with Pioneer's policies or specific client instructions. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us or the Proxy Voting Oversight Group determines that the circumstances justify a different approach.

   Pioneer does not delegate the authority to vote proxies relating to its clients to any of its affiliates, which include other subsidiaries of UniCredito.

   Any questions about these policies and procedures should be directed to the Proxy Coordinator.

                             Proxy Voting Procedures

   Proxy Voting Service
   Pioneer has engaged an independent proxy voting service to assist in the voting of proxies. The proxy voting service works with custodians to ensure that all proxy materials are received by the custodians and are processed in a timely fashion. To the extent applicable, the proxy voting service votes all proxies in accordance with the proxy voting policies established by Pioneer. The proxy voting service will refer proxy questions to the Proxy Coordinator (described below) for instructions under circumstances where: (1) the application of the proxy voting guidelines is unclear; (2) a particular proxy question is not covered by the guidelines; or (3) the guidelines call for specific instructions on a case-by-case basis. The proxy voting service is also requested to call to the Proxy Coordinator's attention specific proxy questions that, while governed by a guideline, appear to involve unusual or controversial issues. Pioneer reserves the right to attend a meeting in person and may do so when it determines that the company or the matters to be voted on at the meeting are strategically important to its clients.

   Proxy Coordinator
   Pioneer's Director of Investment Operations (the "Proxy Coordinator") coordinates the voting, procedures and reporting of proxies on behalf of Pioneer's clients. The Proxy Coordinator will deal directly with the proxy voting service and, in the case of proxy questions referred by the proxy voting service, will solicit voting recommendations and instructions from the Director of Portfolio Management US or, to the extent applicable, investment sub-advisers. The Proxy Coordinator is responsible for ensuring that these questions and referrals are responded to in a timely fashion and for transmitting appropriate voting instructions to the proxy voting service. The Proxy Coordinator is responsible for verifying with the Compliance Department whether Pioneer's voting power is subject to any limitations or guidelines issued by the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries).

   Referral Items
   From time to time, the proxy voting service will refer proxy questions to the Proxy Coordinator that are described by Pioneer's policy as to be voted on a case-by-case basis, that are not covered by Pioneer's guidelines or where Pioneer's guidelines may be unclear with respect to the matter to be voted on. Under such certain circumstances, the Proxy Coordinator will seek a written voting recommendation from the Director of Portfolio Management US. Any such recommendation will include: (i) the manner in which the proxies should be voted; (ii) the rationale underlying any such decision; and (iii) the disclosure of any contacts or communications made between Pioneer and any outside parties concerning the proxy proposal prior to the time that the voting instructions are provided. In addition, the Proxy Coordinator will ask the Compliance Department to review the question for any actual or apparent conflicts of interest as described below under "Conflicts of

   Interest." The Compliance Department will provide a "Conflicts of Interest Report," applying the criteria set forth below under "Conflicts of Interest," to the Proxy Coordinator summarizing the results of its review. In the absence of a conflict of interest, the Proxy Coordinator will vote in accordance with the recommendation of the Director of Portfolio Management US.

   If the matter presents a conflict of interest for Pioneer, then the Proxy Coordinator will refer the matter to the Proxy Voting Oversight Group for a decision. In general, when a conflict of interest is present, Pioneer will vote according to the recommendation of the Director of Portfolio Management US where such recommendation would go against Pioneer's interest or where the conflict is deemed to be immaterial. Pioneer will vote according to the recommendation of its proxy voting service when the conflict is deemed to be material and the Pioneer's internal vote recommendation would favor Pioneer's interest, unless a client specifically requests Pioneer to do otherwise. When making the final determination as to how to vote a proxy, the Proxy Voting Oversight Group will review the report from the Director of Portfolio Management US and the Conflicts of Interest Report issued by the Compliance Department.

   Conflicts of Interest
   A conflict of interest occurs when Pioneer's interests interfere, or appear to interfere with the interests of Pioneer's clients. Occasionally, Pioneer may have a conflict that can affect how its votes proxies. The conflict may be actual or perceived and may exist when the matter to be voted on concerns:

       o An affiliate of Pioneer, such as another company belonging to the UniCredito Italiano S.p.A. banking group (a "UniCredito Affiliate");

       o An issuer of a security for which Pioneer acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity (including those securities specifically declared by PGAM to present a conflict of interest for Pioneer);

       o An issuer of a security for which UniCredito has informed Pioneer that a UniCredito Affiliate acts as a sponsor, advisor, manager, custodian, distributor, underwriter, broker, or other similar capacity; or

       o A person with whom Pioneer (or any of its affiliates) has an existing, material contract or business relationship that was not entered into in the ordinary course of Pioneer's business.

       o Pioneer will abstain from voting with respect to companies directly or indirectly owned by UniCredito Italiano Group, unless otherwise directed by a client. In addition, Pioneer will inform PGAM Global Compliance and the PGAM Independent Directors before exercising such rights.

   Any associate involved in the proxy voting process with knowledge of any apparent or actual conflict of interest must disclose such conflict to the Proxy Coordinator and the Compliance Department. The Compliance Department will review each item referred to Pioneer to determine whether an actual or potential conflict of interest with Pioneer exists in connection with the proposal(s) to be voted upon. The review will be conducted by comparing the apparent parties affected by the proxy proposal being voted upon against the Compliance Department's internal list of interested persons and, for any matches found, evaluating the anticipated magnitude and possible probability of any conflict of interest being present. For each referral item, the determination regarding the presence or absence of any actual or potential conflict of interest will be documented in a Conflicts of Interest Report to the Proxy Coordinator.

   Securities Lending
   In conjunction with industry standards Proxies are not available to be voted when the shares are out on loan through either Pioneer's lending program or a client's managed security lending program. However, Pioneer will reserve the right to recall lent securities so that they may be voted according to the Pioneer's instructions. If a portfolio manager would like to vote a block of previously lent shares, the Proxy Coordinator will work with the portfolio manager and Investment Operations to recall the security, to the extent possible, to facilitate the vote on the entire block of shares.

   Share-Blocking

   "Share-blocking" is a market practice whereby shares are sent to a custodian (which may be different than the account custodian) for record keeping and voting at the general meeting. The shares are unavailable for sale or delivery until the end of the blocking period (typically the day after general meeting date).

   Pioneer will vote in those countries with "share-blocking." In the event a manager would like to sell a security with "share-blocking", the Proxy Coordinator will work with the Portfolio Manager and Investment Operations Department to recall the shares (as allowable within the market time-frame and practices) and/or communicate with executing brokerage firm. A list of countries with "share-blocking" is available from the Investment Operations Department upon request.

   Record Keeping
   The Proxy Coordinator shall ensure that Pioneer's proxy voting service:

       o Retains a copy of the proxy statement received (unless the proxy statement is available from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system);

       o   Retains a record of the vote cast;

       o Prepares Form N-PX for filing on behalf of each client that is a registered investment company; and

       o Is able to promptly provide Pioneer with a copy of the voting record upon its request.

   The Proxy Coordinator shall ensure that for those votes that may require additional documentation (i.e. conflicts of interest, exception votes and case-by-case votes) the following records are maintained:

       o    A record memorializing the basis for each referral vote cast;

       o A copy of any document created by Pioneer that was material in making the decision on how to vote the subject proxy; and

       o A copy of any conflict notice, conflict consent or any other written communication (including emails or other electronic communications) to or from the client (or in the case of an employee benefit plan, the plan's trustee or other fiduciaries) regarding the subject proxy vote cast by, or the vote recommendation of, Pioneer.

       o Pioneer shall maintain the above records in the client's file for a period not less than ten (10) years.

     Disclosure
     Pioneer shall take reasonable measures to inform its clients of the process or procedures clients must follow to obtain information regarding how Pioneer voted with respect to assets held in their accounts. In addition, Pioneer shall describe to clients its proxy voting policies and procedures and will furnish a copy of its proxy voting policies and procedures upon request. This information may be provided to clients through Pioneer's Form ADV (Part II) disclosure, by separate notice to the client, or through Pioneer's website.

     Proxy Voting Oversight Group
     The members of the Proxy Voting Oversight Group are Pioneer's: Director of Portfolio Management US, Head of Investment Operations, and Director of Compliance. Other members of Pioneer will be invited to attend meetings and otherwise participate as necessary. The Head of Investment Operations will chair the Proxy Voting Oversight Group.

     The Proxy Voting Oversight Group is responsible for developing, evaluating, and changing (when necessary) Pioneer's Proxy Voting Policies and Procedures. The group meets at least annually to evaluate and review these policies and procedures and the services of its third-party proxy voting service. In addition, the Proxy Voting Oversight Group will meet as necessary to vote on referral items and address other business as necessary.

     Amendments
     Pioneer may not amend its Proxy Voting Policies And Procedures without the prior approval of the Proxy Voting Oversight Group and its corporate parent, Pioneer Global Asset Management S.p.A

   Proxy Voting Policies
   Pioneer's sole concern in voting proxies is the economic effect of the proposal on the value of portfolio holdings, considering both the short- and long-term impact. In many instances, Pioneer believes that supporting the company's strategy and voting "for" management's proposals builds portfolio value. In other cases, however, proposals set forth by management may have a negative effect on that value, while some shareholder proposals may hold the best prospects for enhancing it. Pioneer monitors developments in the proxy-voting arena and will revise this policy as needed.

   All proxies that are received promptly will be voted in accordance with the specific policies listed below. All shares in a company held by Pioneer-managed accounts will be voted alike, unless a client has given us specific voting instructions on an issue or has not delegated authority to us. Proxy voting issues will be reviewed by Pioneer's Proxy Voting Oversight Group, which consists of the Director of Portfolio Management US, the Director of Investment Operations (the Proxy Coordinator), and the Director of Compliance.

   Pioneer has established Proxy Voting Procedures for identifying and reviewing conflicts of interest that may arise in the voting of proxies.

   Clients may request, at any time, a report on proxy votes for securities held in their portfolios and Pioneer is happy to discuss our proxy votes with company management. Pioneer retains a proxy voting service to provide research on proxy issues and to process proxy votes.

Administrative
   While administrative items appear infrequently in U.S. issuer proxies, they are quite common in non-U.S. proxies.

   We will generally support these and similar management proposals:

       o    Corporate name change.

       o    A change of corporate headquarters.

       o    Stock exchange listing.

       o    Establishment of time and place of annual meeting.

       o    Adjournment or postponement of annual meeting.

       o    Acceptance/approval of financial statements.

       o Approval of dividend payments, dividend reinvestment plans and other dividend-related proposals.

       o    Approval of minutes and other formalities.

       o Authorization of the transferring of reserves and allocation of income.

       o    Amendments to authorized signatories.

       o    Approval of accounting method changes or change in fiscal year-end.

       o    Acceptance of labor agreements.

       o    Appointment of internal auditors.

   Pioneer will vote on a case-by-case basis on other routine business; however, Pioneer will oppose any routine business proposal if insufficient information is presented in advance to allow Pioneer to judge the merit of the proposal. Pioneer has also instructed its proxy voting service to inform Pioneer of its analysis of any administrative items inconsistent, in its view, with supporting the value of Pioneer portfolio holdings so that Pioneer may consider and vote on those items on a case-by-case basis.

Auditors
     We normally vote for proposals to:

       o Ratify the auditors. We will consider a vote against if we are concerned about the auditors' independence or their past work for the company. Specifically, we will oppose the ratification of auditors and withhold votes from audit committee members if non-audit fees paid by the company to the auditing firm exceed the sum of audit fees plus audit-related fees plus permissible tax fees according to the disclosure categories proposed by the Securities and Exchange Commission.

       o    Restore shareholder rights to ratify the auditors.

     We will normally oppose proposals that require companies to:

       o    Seek bids from other auditors.

       o Rotate auditing firms, except where the rotation is statutorily required or where rotation would demonstrably strengthen financial disclosure.

       o    Indemnify auditors.

       o Prohibit auditors from engaging in non-audit services for the company.

     Board of Directors
     On issues related to the board of directors, Pioneer normally supports management. We will, however, consider a vote against management in instances where corporate performance has been very poor or where the board appears to lack independence.

     General Board Issues
     Pioneer will vote for:

       o Audit, compensation and nominating committees composed of independent directors exclusively.

       o Indemnification for directors for actions taken in good faith in accordance with the business judgment rule. We will vote against proposals for broader indemnification.

       o Changes in board size that appear to have a legitimate business purpose and are not primarily for anti-takeover reasons.

       o    Election of an honorary director.

     We will vote against:

       o    Minimum stock ownership by directors.

       o Term limits for directors. Companies benefit from experienced directors, and shareholder control is better achieved through annual votes.

       o Requirements for union or special interest representation on the board.

       o    Requirements to provide two candidates for each board seat.

     We will vote on a case-by case basis on these issues:

       o Separate chairman and CEO positions. We will consider voting with shareholders on these issues in cases of poor corporate performance.

     Elections of Directors
     In uncontested elections of directors we will vote against:

       o Individual directors with absenteeism above 25% without valid reason. We support proposals that require disclosure of director attendance.

       o Insider directors and affiliated outsiders who sit on the audit, compensation, stock option or nominating committees. For the purposes of our policy, we accept the definition of affiliated directors provided by our proxy voting service.

     We will also vote against:

       o Directors who have failed to act on a takeover offer where the majority of shareholders have tendered their shares.

       o Directors who appear to lack independence or are associated with very poor corporate performance.

     We will vote on a case-by case basis on these issues:

       o Re-election of directors who have implemented or renewed a dead-hand or modified dead-hand poison pill (a "dead-hand poison pill" is a shareholder rights plan that may be altered only by incumbent or "dead " directors. These plans prevent a potential acquirer from disabling a poison pill by obtaining control of the board through a proxy vote).

       o    Contested election of directors.

       o Prior to phase-in required by SEC, we would consider supporting election of a majority of independent directors in cases of poor performance.

       o    Mandatory retirement policies.

       o Directors who have ignored a shareholder proposal that has been approved by shareholders for two consecutive years.

     Takeover-Related Measures
     Pioneer is generally opposed to proposals that may discourage takeover attempts. We believe that the potential for a takeover helps ensure that corporate performance remains high.

     Pioneer will vote for:

       o    Cumulative voting.

       o    Increase ability for shareholders to call special meetings.

       o    Increase ability for shareholders to act by written consent.

       o    Restrictions on the ability to make greenmail payments.

       o    Submitting rights plans to shareholder vote.

       o    Rescinding shareholder rights plans ("poison pills").

       o    Opting out of the following state takeover statutes:

     o Control share acquisition statutes, which deny large holders voting rights on holdings over a specified threshold.

     o Control share cash-out provisions, which require large holders to acquire shares from other holders.

     o Freeze-out provisions, which impose a waiting period on large holders before they can attempt to gain control.

     o Stakeholder laws, which permit directors to consider interests of non-shareholder constituencies.

     o Disgorgement provisions, which require acquirers to disgorge profits on purchases made before gaining control.

     o Fair price provisions.

     o Authorization of shareholder rights plans.

     o Labor protection provisions.

     o Mandatory classified boards.

     We will vote on a case-by-case basis on the following issues:

       o Fair price provisions. We will vote against provisions requiring supermajority votes to approve takeovers. We will also consider voting against proposals that require a supermajority vote to repeal or amend the provision. Finally, we will consider the mechanism used to determine the fair price; we are generally opposed to complicated formulas or requirements to pay a premium.

       o Opting out of state takeover statutes regarding fair price provisions. We will use the criteria used for fair price provisions in general to determine our vote on this issue.

       o    Proposals that allow shareholders to nominate directors.

     We will vote against:

       o    Classified boards, except in the case of closed-end mutual funds.

       o Limiting shareholder ability to remove or appoint directors. We will support proposals to restore shareholder authority in this area. We will review on a case-by-case basis proposals that authorize the board to make interim appointments.

       o    Classes of shares with unequal voting rights.

       o    Supermajority vote requirements.

       o Severance packages ("golden" and "tin" parachutes). We will support proposals to put these packages to shareholder vote.

       o Reimbursement of dissident proxy solicitation expenses. While we ordinarily support measures that encourage takeover bids, we believe that management should have full control over corporate funds.

       o    Extension of advance notice requirements for shareholder proposals.

       o Granting board authority normally retained by shareholders (e.g., amend charter, set board size).

       o Shareholder rights plans ("poison pills"). These plans generally allow shareholders to buy additional shares at a below-market price in the event of a change in control and may deter some bids.

     Capital Structure
     Managements need considerable flexibility in determining the company's financial structure, and Pioneer normally supports managements' proposals in this area. We will, however, reject proposals that impose high barriers to potential takeovers.

     Pioneer will vote for:

       o    Changes in par value.

       o    Reverse splits, if accompanied by a reduction in number of shares.

       o Share repurchase programs, if all shareholders may participate on equal terms.

       o    Bond issuance.

       o    Increases in "ordinary" preferred stock.

       o Proposals to have blank-check common stock placements (other than shares issued in the normal course of business) submitted for shareholder approval.

       o    Cancellation of company treasury shares.

     We will vote on a case-by-case basis on the following issues:

       o Reverse splits not accompanied by a reduction in number of shares, considering the risk of delisting.

       o Increase in authorized common stock. We will make a determination considering, among other factors:

     o Number of shares currently available for issuance;

     o Size of requested increase (we would normally approve increases of up to 100% of current authorization);

     o Proposed use of the additional shares; and

     o Potential consequences of a failure to increase the number of shares outstanding (e.g., delisting or bankruptcy).

       o Blank-check preferred. We will normally oppose issuance of a new class of blank-check preferred, but may approve an increase in a class already outstanding if the company has demonstrated that it uses this flexibility appropriately.

       o    Proposals to submit private placements to shareholder vote.

       o    Other financing plans.

     We will vote against preemptive rights that we believe limit a company's financing flexibility.

     Compensation
     Pioneer supports compensation plans that link pay to shareholder returns and believes that management has the best understanding of the level of compensation needed to attract and retain qualified people. At the same time, stock-related compensation plans have a significant economic impact and a direct effect on the balance sheet. Therefore, while we do not want to micromanage a company's compensation programs, we will place limits on the potential dilution these plans may impose.

     Pioneer will vote for:

       o    401(k) benefit plans.

       o Employee stock ownership plans (ESOPs), as long as shares allocated to ESOPs are less than 5% of outstanding shares. Larger blocks of stock in ESOPs can serve as a takeover defense. We will support proposals to submit ESOPs to shareholder vote.

       o Various issues related to the Omnibus Budget and Reconciliation Act of 1993 (OBRA), including:

     o Amendments to performance plans to conform with OBRA;

     o Caps on annual grants or amendments of administrative features;

     o Adding performance goals; and

     o Cash or cash-and-stock bonus plans.

       o Establish a process to link pay, including stock-option grants, to performance, leaving specifics of implementation to the company.

       o    Require that option repricings be submitted to shareholders.

       o    Require the expensing of stock-option awards.

       o Require reporting of executive retirement benefits (deferred compensation, split-dollar life insurance, SERPs, and pension benefits).

       o Employee stock purchase plans where the purchase price is equal to at least 85% of the market price, where the offering period is no greater than 27 months and where potential dilution (as defined below) is no greater than 10%.

     We will vote on a case-by-case basis on the following issues:

       o Executive and director stock-related compensation plans. We will consider the following factors when reviewing these plans:

       o The program must be of a reasonable size. We will approve plans where the combined employee and director plans together would generate less than 15% dilution. We will reject plans with 15% or more potential dilution.

            Dilution = (A + B + C) / (A + B + C + D), where

            A = Shares reserved for plan/amendment,

            B = Shares available under continuing plans,

            C = Shares granted but unexercised and

            D = Shares outstanding.

       o    The plan must not:

            o Explicitly permit unlimited option repricing authority or that have repriced in the past without shareholder approval.

            o Be a self-replenishing "evergreen" plan, plans that grant discount options and tax offset payments.

     o We are generally in favor of proposals that increase participation beyond executives.

     o We generally support proposals asking companies to adopt rigorous vesting provisions for stock option plans such as those that vest incrementally over, at least, a three- or four-year period with a pro rata portion of the shares becoming exercisable on an annual basis following grant date.

     o We generally support proposals asking companies to disclose their window period policies for stock transactions. Window period policies ensure that employees do not exercise options based on insider information contemporaneous with quarterly earnings releases and other material corporate announcements.

     o We generally support proposals asking companies to adopt stock holding periods for their executives.

       o    All other employee stock purchase plans.

       o All other compensation-related proposals, including deferred compensation plans, employment agreements, loan guarantee programs and retirement plans.

       o All other proposals regarding stock compensation plans, including extending the life of a plan, changing vesting restrictions, repricing options, lengthening exercise periods or accelerating distribution of awards and pyramiding and cashless exercise programs.

     We will vote against:

       o Pensions for non-employee directors. We believe these retirement plans reduce director objectivity.

       o    Elimination of stock option plans.

     We will vote on a case-by case basis on these issues:

       o    Limits on executive and director pay.

       o    Stock in lieu of cash compensation for directors.

     Corporate Governance
     Pioneer will vote for:

       o    Confidential Voting.

       o Equal access provisions, which allow shareholders to contribute their opinion to proxy materials.

       o Proposals requiring directors to disclose their ownership of shares in the company.

     We will vote on a case-by-case basis on the following issues:

       o Change in the state of incorporation. We will support reincorporations supported by valid business reasons. We will oppose those that appear to be solely for the purpose of strengthening takeover defenses.

       o Bundled proposals. We will evaluate the overall impact of the proposal.

       o    Adopting or amending the charter, bylaws or articles of association.

       o Shareholder appraisal rights, which allow shareholders to demand judicial review of an acquisition price.

     We will vote against:

       o Shareholder advisory committees. While management should solicit shareholder input, we prefer to leave the method of doing so to management's discretion.

       o    Limitations on stock ownership or voting rights.

       o    Reduction in share ownership disclosure guidelines.

     Mergers and Restructurings
     Pioneer will vote on the following and similar issues on a case-by-case basis:

       o    Mergers and acquisitions.

       o Corporate restructurings, including spin-offs, liquidations, asset sales, joint ventures, conversions to holding company and conversions to self-managed REIT structure.

       o    Debt restructurings.

       o    Conversion of securities.

       o    Issuance of shares to facilitate a merger.

       o    Private placements, warrants, convertible debentures.

       o Proposals requiring management to inform shareholders of merger opportunities.

     We will normally vote against shareholder proposals requiring that the company be put up for sale.

     Mutual Funds
     Many of our portfolios may invest in shares of closed-end mutual funds or exchange-traded funds. The non-corporate structure of these investments raises several unique proxy voting issues.

     Pioneer will vote for:

       o    Establishment of new classes or series of shares.

       o    Establishment of a master-feeder structure.

     Pioneer will vote on a case-by-case on:

       o Changes in investment policy. We will normally support changes that do not affect the investment objective or overall risk level of the fund. We will examine more fundamental changes on a case-by-case basis.

       o    Approval of new or amended advisory contracts.

       o    Changes from closed-end to open-end format.

       o    Authorization for, or increase in, preferred shares.

       o    Disposition of assets, termination, liquidation, or mergers.

       o Classified boards of closed-end mutual funds, but will typically support such proposals.

     Social Issues
     Pioneer will abstain on stockholder proposals calling for greater disclosure of corporate activities with regard to social issues. "Social Issues" may generally be described as shareholder proposals for a company to:

       o Conduct studies regarding certain issues of public concern and interest;

       o Study the feasibility of the company taking certain actions with regard to such issues; or

       o Take specific action, including ceasing certain behavior and adopting company standards and principles, in relation to issues of public concern and interest.

     We believe these issues are important and should receive management attention.

     Pioneer will vote against proposals calling for substantial changes in the company's business or activities. We will also normally vote against proposals with regard to contributions, believing that management should control the routine disbursement of funds.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrant's portfolio ("Portfolio Manager"). Also state each Portfolio Manager's business experience during the past 5 years.

8. PORTFOLIO MANAGEMENT


ADDITIONAL INFORMATION ABOUT THE PORTFOLIO MANAGER

OTHER ACCOUNTS MANAGED BY THE PORTFOLIO MANAGER
The table below indicates, for the portfolio manager of the fund, information about the accounts other than the fund over which the portfolio manager has day-to-day investment responsibility. All information on the number of accounts and total assets in the table is as of March 31, 2017. For purposes of the table, "Other Pooled Investment Vehicles" may include investment partnerships, undertakings for collective investments in transferable securities ("UCITS") and other non-U.S. investment funds and group trusts, and "Other Accounts" may include separate accounts for institutions or individuals, insurance company general or separate accounts, pension funds and other similar institutional accounts but generally do not include the portfolio manager's personal investment accounts or those which the manager may be deemed to own beneficially under the code of ethics. Certain funds and other accounts managed by the portfolio manager may have substantially similar investment strategies.


                                                                                               NUMBER OF          ASSETS
                                                                                                ACCOUNTS         MANAGED
                                                                                             MANAGED FOR       FOR WHICH
                                                                                          WHICH ADVISORY        ADVISORY
                                                          NUMBER OF                               FEE IS          FEE IS
NAME OF                                                    ACCOUNTS       TOTAL ASSETS      PERFORMANCE-    PERFORMANCE-
PORTFOLIO MANAGER    TYPE OF ACCOUNT                        MANAGED    MANAGED (000'S)             BASED   BASED (000'S)
-------------------  ---------------------------------- -----------  -----------------  ----------------  --------------
Andrew Feltus        Other Registered Investment
                     Companies                                 11    $ 8,407,609                   N/A              N/A
                     Other Pooled Investment Vehicles           7    $13,927,214                     4    $9,428,343
                     Other Accounts                             6    $ 1,446,450                   N/A              N/A
-------------------  ----------------------------------        --    -----------        ----------------     ----------

POTENTIAL CONFLICTS OF INTEREST
When a portfolio manager is responsible for the management of more than one account, the potential arises for the portfolio manager to favor one account over another. The principal types of potential conflicts of interest that may arise are discussed below. For the reasons outlined below, Pioneer does not believe that any material conflicts are likely to arise out of a portfolio manager's responsibility for the management of the fund as well as one or more other accounts. Although Pioneer has adopted procedures that it believes are reasonably designed to detect and prevent violations of the federal securities laws and to mitigate the potential for conflicts of interest to affect its portfolio management decisions, there can be no assurance that all conflicts will be identified or that all procedures will be effective in mitigating the potential for such risks. Generally, the risks of such conflicts of interest are increased to the extent that a portfolio manager has a financial incentive to favor one account over another. Pioneer has structured its compensation arrangements in a manner that is intended to limit such potential for conflicts of interest. See "Compensation of Portfolio Managers" below.

o A portfolio manager could favor one account over another in allocating new investment opportunities that have limited supply, such as initial public offerings and private placements. If, for example, an initial public offering that was expected to appreciate in value significantly shortly after the offering was allocated to a single account, that account may be expected to have better investment performance than other accounts that did not receive an allocation of the initial public offering. Generally, investments for which there is limited availability are allocated based upon a range of factors including available cash and consistency with the accounts' investment objectives and policies. This allocation methodology necessarily involves some subjective elements but is intended over time to treat each client in an equitable and fair manner. Generally, the investment opportunity is allocated among participating accounts on a pro rata basis. Although Pioneer believes that its practices are reasonably designed to treat each client in an equitable and fair manner, there may be instances where a fund may not participate, or may participate to a lesser degree than other clients, in the allocation of an investment opportunity.

o A portfolio manager could favor one account over another in the order in which trades for the accounts are placed. If a portfolio manager determines to purchase a security for more than one account in an aggregate amount that may influence the market price of the security, accounts that purchased or sold the security first may receive a more favorable price than accounts that made subsequent transactions. The less liquid the market for the security or the greater the percentage that the proposed aggregate purchases or sales represent of average daily trading volume, the greater the potential for accounts that make subsequent purchases or sales to receive a less favorable price. When a portfolio manager intends to trade the same security on the same day for more than one account, the trades typically are "bunched," which means that the trades for the individual accounts are aggregated and each account receives the same price. There are some types of accounts as to which bunching may not be possible for contractual reasons (such as directed brokerage arrangements). Circumstances may also arise where the trader believes that bunching the orders may not result in the best possible price. Where those accounts or circumstances are involved, Pioneer will place the order in a manner intended to result in as favorable a price as possible for such client.

o A portfolio manager could favor an account if the portfolio manager's compensation is tied to the performance of that account to a greater degree than other accounts managed by the portfolio manager. If, for example, the portfolio manager receives a bonus based upon the performance of certain accounts relative to a benchmark while other accounts are disregarded for this purpose, the portfolio manager will have a financial incentive to seek to have the accounts that determine the portfolio manager's bonus achieve the best possible performance to the possible detriment of other accounts. Similarly, if Pioneer receives a performance-based advisory fee, the portfolio manager may favor that account, whether or not the performance of that account directly determines the portfolio manager's compensation.

o A portfolio manager could favor an account if the portfolio manager has a beneficial interest in the account, in order to benefit a large client or to compensate a client that had poor returns. For example, if the portfolio manager held an interest in an investment partnership that was one of the accounts managed by the portfolio manager, the portfolio manager would have an economic incentive to favor the account in which the portfolio manager held an interest.

o If the different accounts have materially and potentially conflicting investment objectives or strategies, a conflict of interest could arise. For example, if a portfolio manager purchases a security for one account and sells the same security for another account, such trading pattern may disadvantage either the account that is long or short. In making portfolio manager assignments, Pioneer seeks to avoid such potentially conflicting situations. However, where a portfolio manager is responsible for accounts with differing investment objectives and policies, it is possible that the portfolio manager will conclude that it is in the best interest of one account to sell a portfolio security while another account continues to hold or increase the holding in such security.


COMPENSATION OF PORTFOLIO MANAGER
Pioneer has adopted a system of compensation for portfolio managers that seeks to align the financial interests of the portfolio managers with those of shareholders of the accounts (including Pioneer funds) the portfolio managers manage, as well as with the financial performance of Pioneer. The compensation program for all Pioneer portfolio managers includes a base salary (determined by the rank and tenure of the employee) and an annual bonus program, as well as customary benefits that are offered generally to all full-time employees. Base compensation is fixed and normally reevaluated on an annual basis. Pioneer seeks to set base compensation at market rates, taking into account the experience and responsibilities of the portfolio manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving superior investment performance and align the interests of the investment professional with those of shareholders, as well as with the financial performance of Pioneer. Any bonus under the plan is completely discretionary, with a maximum annual bonus that may be in excess of base salary. The annual bonus is based upon a combination of the following factors:

o QUANTITATIVE INVESTMENT PERFORMANCE. The quantitative investment performance calculation is based on pre-tax investment performance of all of the accounts managed by the portfolio manager (which includes the fund and any other accounts managed by the portfolio manager) over a one-year period (20% weighting) and four-year period (80% weighting), measured for periods ending on December 31. The accounts, which include the fund, are ranked against a group of mutual funds with similar investment objectives and investment focus (60%) and a broad-based securities market index measuring the performance of the same type of securities in which the accounts invest (40%), which, in the case of the fund, is the Bank of America Merrill Lynch High Yield Master II Index. As a result of these two benchmarks, the performance of the portfolio manager for compensation purposes is measured against the criteria that are relevant to the portfolio manager's competitive universe.

o QUALITATIVE PERFORMANCE. The qualitative performance component with respect to all of the accounts managed by the portfolio manager includes objectives, such as effectiveness in the areas of teamwork, leadership, communications and marketing, that are mutually established and evaluated by each portfolio manager and management.

o PIONEER RESULTS AND BUSINESS LINE RESULTS. Pioneer's financial performance, as well as the investment performance of its investment management group, affect a portfolio manager's actual bonus by a leverage factor of plus or minus (+/-) a predetermined percentage.

The quantitative and qualitative performance components comprise 80% and 20%, respectively, of the overall bonus calculation (on a pre-adjustment basis). A portion of the annual bonus is deferred for a specified period and may be invested in one or more Pioneer funds.

Certain portfolio managers participate in other programs designed to reward and retain key contributors. Senior executives or other key employees are granted performance units based on the stock price performance of UniCredit and the financial performance of Pioneer Global Asset Management S.p.A., which are affiliates of Pioneer. Portfolio managers also may participate in a deferred compensation program, whereby deferred amounts are invested in one or more Pioneer funds.


SHARE OWNERSHIP BY PORTFOLIO MANAGER
The following table indicates as of March 31, 2017 the value, within the indicated range, of shares beneficially owned by the portfolio manager of the fund.


                             BENEFICIAL OWNERSHIP
NAME OF PORTFOLIO MANAGER    OF THE FUND*
---------------------------  ---------------------
Andrew Feltus                C
---------------------------  ---------------------

*     Key to Dollar Ranges


A.   None
B.   $1 - $10,000
C.   $10,001 - $50,000
D.   $50,001 - $100,000
E.   $100,001 - $500,000
F.   $500,001 - $1,000,000
G.   Over $1,000,000

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT
INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant's equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant's board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R(17 CFR 229.407)(as required by Item 22(b)(15)) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of directors since the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-R of Schedule 14(A) in its definitive proxy statement, or this item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive and principal financials officers, or persons performing similar functions, regarding the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30(a)-3(b) and Rules 13a-15(b) or 15d-15(b)
under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on the evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose any change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17CFR 270.30a-3(d)) that occured during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)) , exactly as set forth below:

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ Lisa M. Jones
Lisa M. Jones, President & Chief Executive Officer

Date May 30, 2017


By (Signature and Title)* /s/ Mark E. Bradley
Mark E. Bradley, Treasurer & Chief Accounting & Financial Officer

Date May 30, 2017

* Print the name and title of each signing officer under his or her signature.